EXHIBIT 10.12

Lease Agreement

Basic Lease Information

Lease Date:	December 20, 2005

Landlord:	Legacy Partners I Sunnyvale, LLC, a Delaware limited liability company

Landlord’s Address:	c/o Legacy Partners Commercial, Inc. 4000 East Third Avenue, Suite 600 Foster City, California 94404-4805

Tenant:	Infinera Corporation, a Delaware corporation

Tenant’s Address:	1322 Bordeaux Drive, Sunnyvale, CA 94089 Attn: Chief Financial Officer and 7324 Heatherhill Court Bethesda, MD 20817 Attn: General Counsel

Premises:	Approximately 56,720 rentable square feet as shown on Exhibit A

Premises Address:	1320 - 1322 Bordeaux Drive, Sunnyvale, California

Building:	Approximately 56,720 rentable square feet

Lot:	APN 110-26-024-00

Term:	Seven (7) years beginning on the Commencement Date as defined in Section 2 below and ending on the day before the seventh (7th) anniversary of the Commencement Date (“Expiration Date”)

Base Rent (¶3):	Two Thousand Two Hundred Sixty-Eight Dollars ($2,268.80) per month, as adjusted below:

Revised Base Rent:	Months	NNN Base Rent
	1 – 6	$ 2,268.80
	7 – 12	$30,628.80
	13 – 24	$51,615.20
	25 – 36	$73,168.80
	37 – 48	$75,437.60
	49 – 60	$77,706.40
	61 – 72	$79,975.20
	73 – 84	$82,244.00

Advance Rent (¶3):	Thirty Thousand Six Hundred Twenty-eight and 80/100 Dollars ($30,628.80)

Security Deposit (¶4):	Two Thousand Two Hundred Sixty-eight and 80/100 Dollars ($2,268.80)

Letter of Credit (¶35):	Six Hundred Twelve Thousand Dollars ($612,000)

Permitted Uses (¶9):	Administrative offices, light manufacturing, fabrication and research and development, but only to the extent permitted by the City of Sunnyvale and all agencies and governmental authorities having jurisdiction thereof.

Parking Spaces:	Tenant shall have exclusive use of the Building parking lot at no additional cost, including all parking spaces shown on that certain ALTA Survey of the Lot prepared by Kier & Wright, dated November 8, 2005.

Brokers (¶33):	The Staubach Company for Landlord and Tenant

Exhibits:	Exhibit A - Premises, Building and/or Lot
Exhibit B - Intentionally Deleted
Exhibit C - Rules and Regulations
Exhibit D - Covenants, Conditions and Restrictions
Exhibit E - Tenant’s Initial Hazardous Materials Disclosure Certificate
Exhibit F - Change of Commencement Date - Example

Lease Agreement

The Basic Lease Information and this Lease are, and shall be construed as, a single instrument.

1. Premises

Landlord leases the Premises to Tenant upon the terms and conditions contained herein. For purposes of this Lease, the term “Premises” shall mean and refer to the entirety of the Building located on the Lot. Additionally, for purposes of this Lease, the term “Lot” shall mean and refer to the land upon which the Building is situated. The term “Common Areas” means and collectively refers to those portions of the Lot exclusive of the Building and shall include but not be limited to parking areas, access and perimeter roads, sidewalks, landscaped areas and similar areas and facilities. Tenant shall also have the exclusive right to use the Common Areas. Landlord and Tenant hereby agree that for purposes of this Lease, as of the Lease Date, the rentable square footage area of each of the Premises and the Building shall be deemed to be the number of rentable square feet as set forth in the Basic Lease Information. Tenant further agrees that the number of rentable square feet of the Building may subsequently change after the Lease Date commensurate with any physical modifications to the Building by Landlord approved in writing by Tenant, and an appropriate adjustment shall be made to the Rent hereunder.

2. Occupancy; Adjustment of Commencement Date

2.1 If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant on the Anticipated Commencement Date (defined below) in the condition specified in Section 5 hereof, Landlord shall neither be subject to any liability nor shall the validity of this Lease be affected; provided, the Term and the obligation to pay Rent shall commence on the date possession is actually tendered to Tenant and the Expiration Date shall be extended commensurately. If the Commencement Date of this Lease is other than the Anticipated Commencement Date, the parties shall execute a written amendment to this Lease, substantially in the form of Exhibit F hereto, specifying the actual commencement date, expiration date and the date on which Tenant is to commence paying Rent. Tenant shall execute and return such amendment to Landlord within fifteen (15) days after Tenant’s receipt thereof. The word “Term” means the initial term of this Lease and any valid extension(s) thereof.

2.2 Landlord and Tenant acknowledge and agree that (a) Tenant currently leases and occupies the Premises from Tatem Operations, Inc., a Delaware corporation (“Current Landlord”), pursuant to a lease dated July 31, 2001, as amended by amendments dated November 7, 2002, September 19, 2003 and the License Agreement dated March 16, 2004 (collectively, the “Current Lease”), (b) Tenant has established a Letter of Credit with Current Landlord under the Current Lease in the amount of One Hundred Forty Three Thousand Four Hundred Ninety Five Dollars and Four Cents ($143,495.04) (the “Current LOC”), and (c) Landlord is currently in escrow with Current Landlord to acquire the Building and the Lot (collectively, the “Property”) which escrow is being held by First American Title Company, located at 1737 North First Street, Suite 100, San Jose, California 95112, attention Ms. Renée C. Stenesen (“Escrow Holder”). Notwithstanding anything to the contrary contained herein, it shall be a condition precedent to the effectiveness of this Lease that Landlord close escrow and acquire the Property on terms and conditions satisfactory to Landlord, at Landlord’s sole and absolute discretion (collectively, the “Closing”), provided that Landlord shall use commercially reasonable efforts to effect the Closing as soon as reasonably practicable. Landlord shall provide Tenant with written notice (i) not less than five (5) business days prior to the anticipated date for the Closing to occur (the “Anticipated Commencement Date”) or (ii) promptly upon Landlord’s determination that the Closing will not occur. The Closing shall be deemed to have occurred upon the close of the escrow for the purchase the Property, including the delivery of the deed from Current Landlord to Landlord and the payment and disbursement of the purchase price of the Property in accordance with the purchase and sale agreement therefor. This Lease will commence upon the actual day on which the Closing occurs (the “Commencement Date”). Notwithstanding anything to the contrary herein, if the Closing has not occurred for any reason whatsoever by February 28, 2006, Tenant shall have the right to terminate this Lease by delivering written notice thereof to Landlord and this Lease will be of no force and effect and the Current Lease will continue in full force and effect. If Landlord elects to take title to the Property in the name of an affiliate or other third party, references in this Section 2.2 to Landlord shall be deemed to refer to such affiliate or third party and, prior to the Closing, Landlord shall assign all of its interest in this Lease to such affiliate or third party and cause such affiliate or third party to assume all of Landlord’s obligations under this Lease.

2.3 Simultaneously with the Closing, (i) Current Landlord and Tenant shall enter into a termination agreement whereby the Current Lease is terminated as of the date of the Closing; provided, such termination shall be conditioned upon the full execution and effectiveness of this Lease by Landlord and Tenant and (ii) Landlord shall be obligated to terminate the Current LOC by executing a termination certificate for the Current LOC as mutually agreed with Tenant.

3. Rent

Three (3) business days prior to the Anticipated Commencement Date, Tenant shall deliver to Escrow Holder the Advance Rent (which shall be applied against the Rent payable for the first month(s) Tenant is required to pay Rent), the Security Deposit, the Letter of Credit and all insurance certificates required to be delivered by Tenant under Section 12 of this Lease (collectively, the “Pre-Commencement Items”). In addition to the Pre-Commencement Items, Tenant shall deliver to Escrow Holder irrevocable instructions for the Pre-Commencement Items to be delivered to Landlord upon the Closing (“Tenant’s Escrow Instructions”) and Tenant shall concurrently deliver a copy of Tenant’s Escrow Instructions to Landlord. Tenant agrees to pay Landlord, without prior notice or demand, abatement, offset, deduction or claim, in advance at Landlord’s Address, within three (3) business days of the Commencement Date and thereafter on the first (1st) day of each month throughout the Term (i) Base Rent and (ii) Operating Expenses, Tax Expenses, and Utility Expenses, as Additional Rent. The term “Rent” means the aggregate of all these amounts. If Landlord permits Tenant to occupy the Premises without requiring Tenant to pay rental payments for a period of time, the waiver of the requirement to pay rental payments shall only apply to the waiver of Base Rent. If any rental payment date (including the Commencement Date) falls on a day of the month other than the first day of such month or if any rental payment is for a period which is shorter than one (1) month, then the rental for any such fractional month shall be a proportionate amount of a full calendar month’s rental based on the proportion that the number of days in such fractional month bears to the number of days in the calendar month during which the fractional month occurs. All other payments or adjustments required to be made under the terms of this Lease that require proration on a time basis shall be prorated in the same manner. To the extent not already paid as part of the Advance Rent any prorated Rent shall be paid on the Commencement Date, and any prorated Rent for the final calendar month hereof shall be paid on the first day of the calendar month in which the date of expiration or termination occurs.

4. Security Deposit

Three (3) business days prior to the Anticipated Commencement Date, Tenant shall deliver to Escrow Holder, as a Security Deposit for the faithful performance by Tenant of its obligations under this Lease, the amount specified in the Basic Lease Information. If Tenant is in default beyond applicable notice and cure periods hereunder, Landlord may, but without obligation to do so, use all or any portion of the Security Deposit to cure the default or to compensate Landlord for all damages sustained by Landlord in connection therewith. Tenant shall, immediately on demand, pay to Landlord a sum equal to the portion of the Security Deposit so applied or used to replenish the amount of the Security Deposit held to increase such deposit to the amount initially deposited with Landlord. Subject to the foregoing, within thirty (30) days after the expiration or earlier termination of this Lease, Landlord shall return the Security Deposit to Tenant, less such amounts as are reasonably necessary, as determined by Landlord, to remedy Tenant’s default(s) hereunder or to otherwise restore the Premises to the condition required under Section 10.2 of this Lease. If the cost to restore the Premises exceeds the amount of the Security Deposit, Tenant shall promptly deliver to Landlord any and all of such excess sums. Landlord shall not be required to segregate the Security Deposit from other funds, and, unless required by law, interest shall not be paid on the Security Deposit. Tenant shall not have any use of, or right of offset against, the Security Deposit. Tenant hereby waives (i) California Civil Code Section 1950.7 (or any successor law) and any and all other laws, rules and regulations applicable to security deposits in the commercial context (“Security Deposit Laws”), and (ii) any and all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Security Deposit Laws. Notwithstanding anything to the contrary contained herein, the Security Deposit may be retained and applied by Landlord (a) to offset Rent which is unpaid either before or after termination of this Lease, and (b) against other damages suffered by Landlord before or after termination of this Lease.

5. Condition of Premises

Tenant agrees to (i) accept the Premises on the Commencement Date (and by taking possession of the Premises Tenant shall be deemed to have accepted the Premises as then being suitable for Tenant’s intended use and in good operating order, condition and repair) in its then existing “AS IS” condition, and (ii) that neither Landlord nor any of Landlord’s agents, representatives or employees has made any representations as to the suitability, fitness or condition of the Premises for the conduct of Tenant’s business or for any other purpose, including without limitation, any storage incidental thereto.

6. Additional Rent

Landlord and Tenant intend that this Lease be a “triple net lease.” The costs and expenses described in this Section 6 and all other sums, charges, costs and expenses specified in this Lease as being payable by Tenant to Landlord, other than Base Rent, are to be paid by Tenant to Landlord as additional rent (collectively, “Additional Rent”).

6.1 Operating Expenses

6.1.1 Definition of Operating Expenses. Tenant shall pay to Landlord all Operating Expenses as Additional Rent. Subject to the provisions of this Section 6.1.1 and Section 6.1.2, the term “Operating Expenses” means the total amounts paid or payable by Landlord in connection with the ownership, management, maintenance, repair and operation of the Premises. These Operating Expenses may include, but are not limited to, Landlord’s cost of: (i) repairs to, and maintenance of, the roof membrane, the non-structural portions of the roof and the non-structural elements of the perimeter exterior walls of the Premises; (ii) maintaining the Common Areas; (iii) annual insurance premium(s) for any and all insurance Landlord elects to obtain including without limitation, “all risk” or “special purpose” coverage, earthquake and flood for the Premises, rental value insurance, and subject to Sections 6.1.2 and 25 below, any deductible; (iv) (a) modifications and/or new improvements to any portion of the Premises occasioned by any rules, laws or regulations effective subsequent to the Lease Date; (b) reasonably necessary replacement improvements to any portion of the Premises after the Commencement Date; and (c) new improvements to the Premises that are intended to reduce operating costs or improve life/safety conditions, all of the foregoing as reasonably determined by Landlord; provided, if such costs are of a capital nature, then such costs or allocable portions thereof shall be amortized on a straight-line basis over the estimated useful life of the capital item or fifteen (15) years whichever is shorter, as reasonably determined by Landlord together with interest on the unamortized balance at a rate of prime plus 2.0%; (v) the management and administration of the Premises, including, without limitation, a property management fee (not to exceed three percent (3%) of the Rent for the calendar year); (vi) preventative maintenance and repair contracts including, but not limited to, heating, ventilation and air conditioning systems, and lifts for disabled persons; (vii) security and fire protection services for any portion of the Premises, if and to the extent, in Landlord’s reasonable discretion, such services are provided; (viii) the creation and modification of any licenses, easements or other similar undertakings with respect to the Premises; (ix) supplies, materials, equipment, rental equipment and other similar items used in the operation and/or maintenance of the Premises and any reasonable reserves established for replacement or repair of any Common Area improvements or equipment; (x) any and all levies, charges, fees and/or assessments payable to any applicable owner’s association or similar body; (xi) any barrier removal work or other required improvements, alterations or work to any portion of the Premises generally required under the ADA (defined below) (the “ADA Work”); provided, if such ADA Work is required under the ADA due to Tenant’s particular use of the Premises or any Alteration (defined below) made to the Premises by or on behalf of Tenant, then the cost of such ADA Work shall be borne solely by Tenant and shall not be included as part of the Operating Expenses; and (xii) the repairs and maintenance items set forth in Section 11.2 below.

6.1.2 Operating Expense Exclusions. The term “Operating Expenses” shall not include: (i) legal and auditing fees (other than those fees reasonably incurred in connection with the maintenance and operation of all or any portion the Premises and included as part of the property management fee); (ii) depreciation of the Building or any other improvements situated within the Premises; (iii) any items for which Landlord is actually reimbursed by insurance; (iv) costs of repairs or other work necessitated by casualty (excluding any deductibles) and/or costs of repair or other work necessitated by the exercise of the right of eminent domain to the extent insurance proceeds or a condemnation award, as applicable, is actually received by Landlord for such purposes; provided, such costs of repairs or other work shall be paid by the parties in accordance with the provisions of Sections 25 and 26, below; (v) other than any interest charges for capital improvements referred to in Section 6.1.1(iv) hereinabove, any interest or payments on any financing for the Building or the Premises, interest and penalties incurred as a result of Landlord’s late payment of any invoice (except to the extent resulting from Tenant’s failure to pay Operating Expenses and Tax Expenses to Landlord when due as set forth herein), and any bad debt loss, rent loss or reserves for same; (vi) costs associated with the investigation and/or remediation of Hazardous Materials (hereafter defined) present in, on or about any portion of the Premises, unless such costs and expenses are the responsibility of Tenant as provided in Section 27 hereof, in which event such costs and expenses shall be paid solely by Tenant in accordance with Section 27 hereof; (vii) overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in the Premises to the extent the same exceeds the costs of such by unaffiliated third parties on a competitive basis; or any costs included in Operating Expenses representing an amount paid to any entity related to Landlord which is in excess of the amount which would have been paid in the absence of such relationship; (viii) any payments under a ground lease or master lease; (ix) costs of advertising and promotional expenditures for the Property; (x) any fines or penalties incurred solely and directly as a result of actual violations by Landlord of any governmental rule or authority for which Landlord is responsible hereunder; (xi) costs for sculpture, paintings or other objects of art; (xii) costs attributable to repairing items that are covered by warranties from third parties; (xiii) costs associated with the operation of the business of the entity which constitutes Landlord, as the same are distinguished from the cost of operating the Property, including partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee or lender, costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord’s interest in the Property or the Building and disputes of Landlord with the property management company managing the Property; (xiv) costs occasioned by the act, omission or violation of any Law by Landlord, or its agents, employees or contractors; (xv) costs which could properly be capitalized under generally accepted accounting principles, except to the extent amortized as provided in Section 6.1.1(iv) above; and (xvi) earthquake insurance deductibles in excess of One Hundred Thousand Dollars ($100,000).

6.2 Tax Expenses. Tenant shall pay to Landlord all Tax Expenses applicable to the Premises. Prior to delinquency, Tenant shall pay any and all taxes and assessments levied upon Tenant’s Property (defined below in Section 10) located or installed in or about the Premises by, or on behalf of Tenant. To the extent any such taxes or assessments are not separately assessed or billed to Tenant, then Tenant shall pay the amount thereof as invoiced by Landlord. Tenant shall also reimburse and pay Landlord, as Additional Rent, within ten (10) days after demand therefor, one hundred percent (100%) of (i) any increase in real property taxes attributable to any and all Alterations (defined below in Section 10), fixtures, equipment or other improvements of any kind whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Tenant and (ii) taxes and assessments levied or assessed upon or with respect to the possession, operation, use or occupancy by Tenant of the Premises. The term “Tax Expenses” means, without limitation, any form of tax and assessment (general, special, supplemental, ordinary or extraordinary), commercial rental tax, payments under any improvement bond or bonds, license fees, license tax, business licenses fee, rental tax, transaction tax or levy imposed by any authority having the direct or indirect power of tax (including any governmental, school, agricultural, lighting or other improvement district) as against any legal or equitable interest of Landlord in the Premises or any other tax, fee, or excise, however described, including, but not limited to, any tax imposed in substitution (partially or totally) of any tax previously included within the definition of real property taxes, or any additional tax the nature of which was previously included within the definition of Tax Expenses. Notwithstanding the foregoing, the term “Tax Expenses” shall not include and Tenant shall have no obligation to pay or reimburse Landlord for (a) any franchise, estate, gift, inheritance, net income, document transfer, or excess profits tax imposed upon Landlord, (b) any penalty or fee imposed solely as a result of Landlord’s failure to pay Tax Expenses when due, (c) any items included as Operating Expenses, (d) any tax, assessment, or increase therein levied on Landlord’s rental income, unless such tax or assessment is imposed in lieu of real property taxes, or (e) any tax, assessment, or increase therein in excess of the amount which would be payable if such tax or assessment expense were paid in installments over the longest permitted term.

6.3 Payment of Expenses. Landlord shall estimate the Operating Expenses and Tax Expenses for the calendar year in which the Lease commences. Commencing on the Commencement Date, one-twelfth (1/12th) of this estimated amount shall be paid by Tenant to Landlord, as Additional Rent, and thereafter on the first (1st) day of each month throughout the remaining months of such calendar year. Thereafter, Landlord may estimate such expenses for each calendar year during the Term and Tenant shall pay one-twelfth (1/12th) of such estimated amount as Additional Rent on the first (1st) day of each month throughout the Term. Tenant’s obligation to pay the Operating Expenses and Tax Expenses for periods of time during the Term and Landlord’s obligation to reimburse Tenant for any overpayment thereof shall survive the expiration or earlier termination of this Lease.

6.4 Annual Reconciliation. By June 30th of each calendar year, Landlord shall furnish Tenant with an accounting of actual and accrued Operating Expenses and Tax Expenses; provided, failure by Landlord to give such accounting by such date shall not constitute a waiver by Landlord of its right to collect any underpayment by Tenant at any time. Tenant shall have the right to request in writing that Landlord make available at Landlord’s offices during ordinary business hours such supporting information reasonably requested by Tenant. Within thirty (30) days of Landlord’s delivery of such accounting, Tenant shall pay to Landlord the amount of any underpayment. Landlord shall credit the amount of any overpayment by Tenant toward the next monthly installment(s) of Rent falling due, or if the Term has expired, refund the amount of overpayment to Tenant as soon as possible thereafter. If the Term expires prior to the annual reconciliation of expenses Landlord shall have the right to reasonably estimate such expenses, and deduct any underpayment from Tenant’s Security Deposit. Failure by Landlord to accurately estimate such expenses or to otherwise perform such reconciliation shall not constitute a waiver of Landlord’s right to collect any underpayment at any time during the Term or after the expiration or earlier termination of this Lease.

6.5 Audit. After delivery to Landlord of at least thirty (30) days prior written notice, Tenant, at its sole cost and expense through any accountant designated by it, shall have the right to examine and/or audit the books and records evidencing such expenses for the previous one (1) calendar year, during Landlord’s reasonable business hours but not more frequently than once during any calendar year. Tenant may not compensate any such accountant on a contingency fee basis. The results of any such audit (and any negotiations between the parties related thereto) shall be maintained strictly confidential by Tenant and its accounting firm and shall not be disclosed, published or otherwise disseminated to any other party other than to Landlord and its authorized agents except as required by applicable law. Landlord and Tenant each shall use its commercially reasonable efforts to cooperate in such negotiations and to promptly resolve any discrepancies between Landlord and Tenant in the accounting of such expenses. If through such audit it is determined that there is a discrepancy of more than five percent (5%) in the total of actual Operating Expenses and Tax Expenses, then Landlord shall reimburse Tenant for the reasonable accounting costs and expenses incurred by Tenant in performing such audit, including Tenant’s in-house or outside auditors or accountants. Landlord and Tenant shall pay or reimburse, within thirty (30) days following completion of such audit, the other for any underpayment or overpayment of Operating Expenses and Tax Expenses.

7. Utilities and Services

As of the Commencement Date, Tenant shall cause all of the Utility Expenses (hereinafter defined) for the Premises to be placed in Tenant’s name with the invoices sent directly to Tenant at the Premises. Tenant shall be responsible for the payment of all Utility Expenses. Tenant shall pay directly to the appropriate utility company or similar entity the cost of all water, sewer use, sewer discharge fees and sewer connection fees, gas, heat, electricity, refuse pickup, janitorial service, telephone, telecommunications and other utilities (collectively, the “Utility Expenses”) billed or metered separately to the Premises and/or Tenant during the Term. Subject to Section 6.2 above, Tenant shall also pay any and all assessments or charges for utility or similar purposes included within any tax bill for the Lot on which the Building is situated, including without limitation, entitlement fees, allocation unit fees and/or any similar fees or charges. At least quarterly and at such shorter intervals of time upon Landlord’s request, Tenant shall promptly deliver to Landlord written evidence of Tenant’s payment of the Utility Expenses if requested by Landlord. Tenant acknowledges that the Premises may become subject to the rationing of utility services or restrictions on utility use as required by a public utility company, governmental agency or other similar entity having jurisdiction thereof. Tenant acknowledges and agrees that its tenancy and occupancy hereunder shall be subject to such rationing restrictions as may be imposed upon Landlord, Tenant, or the Premises, and Tenant shall in no event be excused or relieved from any covenant or obligation to be kept or performed by Tenant by reason of any such rationing or restrictions. Tenant further agrees to timely and faithfully pay, prior to delinquency, any amount, tax, charge, surcharge, assessment or imposition levied, assessed or imposed upon the Premises, or Tenant’s use and occupancy thereof by a public utility company, governmental agency, taxing authority or similar entity having jurisdiction thereof.

8. Late Charges

The sums or charges set forth in this Section 8 shall be Additional Rent. Tenant acknowledges that late payment (the fifth (5th) day after such payment was due or any time thereafter) of Rent and all other sums due hereunder, will cause Landlord to incur costs not contemplated by this Lease. Such costs may include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any note secured by any encumbrance against the Premises, and late charges and penalties due to the late payment of real property taxes on the Premises. Therefore, if any installment of Rent or any other sum payable by Tenant is not received by Landlord by the fifth (5th) day after such payment was due, Tenant shall promptly pay to Landlord a late charge, as liquidated damages, in an amount equal to five percent (5%) of such delinquent amount plus interest thereon at ten percent (10%) per annum for every month or portion thereof that such sums remain unpaid. Notwithstanding the foregoing, Landlord waives the late charge for the first (1st) instance during the Term in which Tenant fails to timely pay Rent within five (5) days of written notice of such failure by Landlord. If Tenant delivers to Landlord two (2) checks for which there are not sufficient funds, Landlord may require Tenant to replace such check with a cashier’s check for the amount of such check and all other charges payable hereunder. The parties agree that this late charge and the other charges referenced above represent a fair and reasonable estimate of the costs that Landlord will incur by reason of such late payment by Tenant, excluding attorneys’ fees and costs. Acceptance of any late charge or other charges shall not constitute a waiver by Landlord of Tenant’s default with respect to the delinquent amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord for any other default of Tenant under this Lease.

9. Use of Premises

9.1 Compliance with Laws, Recorded Matters, and Rules and Regulations. The Premises shall be used solely for the permitted uses specified in the Basic Lease Information and for no other uses without Landlord’s prior written consent. Landlord’s consent shall not be unreasonably withheld or delayed so long as the proposed change in use (i) does not involve the use of Hazardous Materials other than as expressly permitted under the provisions of Section 27 below, (ii) does not require any additional parking spaces, and (iii) is compatible and consistent with the other uses then being made in the Premises, as reasonably determined by Landlord. The use of the Premises by Tenant and its employees, representatives, agents, invitees, licensees, subtenants, customers or contractors (collectively, “Tenant’s Representatives”) shall be subject to, and at all times in compliance with, (a) any and all applicable laws, rules, codes, ordinances, statutes, orders and regulations as same exist from time to time throughout the Term (collectively, the “Laws”), including without limitation, the requirements of the Americans with Disabilities Act, a federal law codified at 42 U.S.C. 12101 et seq., including, but not limited to Title III thereof, all regulations and guidelines related thereto and all requirements of Title 24 of the State of California (collectively, the “ADA”), (b) any and all instruments, licenses, restrictions, easement or similar instruments, conveyances or encumbrances which are at any time required to be made by or given by Landlord relating to any additional improvements in the Premises (collectively, “Development Documents”), (c) any and all documents, easements, covenants, conditions and restrictions, and similar instruments, together with any and all amendments and supplements thereto made, from time to time, each of which has been or hereafter is recorded in any official or public records with respect to the Premises or any portion thereof (collectively, “Recorded Matters”), and (c) any and all rules and regulations set forth in Exhibit C hereto, any other reasonable rules and regulations now or hereafter promulgated by Landlord, (collectively, “Rules and Regulations”). Notwithstanding anything in this Lease to the contrary, Tenant shall not be required to comply with any new rule or regulation unless the same does not unreasonably interfere with Tenant’s use of the Premises or Tenant’s parking rights and does not materially increase the obligations or decrease the rights of Tenant under this Lease. Landlord reserves to itself the right, from time to time, to grant, without the consent of Tenant, such easements, rights and dedications that Landlord deems reasonably necessary, and to cause the recordation of parcel or subdivision maps and/or restrictions, so long as such easements, rights, dedications, maps and restrictions, as applicable, do not materially and adversely interfere with Tenant’s operations in the Premises or materially increase Tenant’s rights or decrease Tenant’s obligations under this Lease. Tenant agrees to sign promptly any commercially reasonable documents reasonably requested by Landlord to effectuate any such easements, rights, dedications, maps or restrictions. Tenant agrees to, and does hereby, assume full and complete responsibility (x) to ensure that the Premises are in compliance with all applicable Laws throughout the Term and (y) for the payment of all costs, fees and expenses associated with any modifications, improvements or other Alterations to the Premises and/or any portion thereof occasioned by the enactment of, or changes to, any Laws arising from Tenant’s particular use of the Premises or Alterations or other improvements made to the Premises regardless of when such Laws became effective. Tenant shall have no right to initiate, submit an application for, or otherwise request, any land use approvals or entitlements with respect to the Premises. Notwithstanding anything to the contrary herein, Tenant shall not be directly responsible for complying with or causing the Premises to comply with any Laws requiring alterations to the Premises unless due to Tenant’s particular use of the Premises or Alterations made to the Premises by Tenant; provided, however, Tenant remains responsible, as an Operating Expense under Section 6.1.1(iv), for the cost of any improvements or repairs to the Building or Premises required in order to comply with any Laws.

9.2 Prohibition on Use. Tenant shall not use the Premises or permit anything to be done in or about the Premises nor keep or bring anything therein which will increase the existing rate of (unless Tenant pays such increase) or materially affect any policy of insurance upon the Premises or any of its contents, or cause a cancellation of any insurance policy. No auctions may be conducted in, on or about any portion thereof without Landlord’s prior written consent thereto. The Premises shall not be used for any unlawful purpose. Tenant shall not cause, maintain or permit any private or public nuisance in, on or about any portion of the Premises, including, but not limited to, any offensive odors, noises, fumes or vibrations. Tenant shall not damage or deface or otherwise commit or suffer to be committed any waste in, upon or about the Premises. Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises. Tenant shall neither install any radio or television antenna, satellite dish, microwave or other device on the roof or exterior walls of the Premises nor make any penetrations of or to the roof of the Building without Landlord’s consent, which shall not be unreasonably withheld or delayed. Tenant shall place no loads upon the floors, walls, or ceilings in excess of the maximum designed load permitted by the applicable Uniform Building Code or which may damage the Premises.

10. Alterations; and Surrender of Premises

10.1 Alterations. Tenant shall be permitted to make, at its sole cost and expense, non-structural alterations and additions to the interior of the Premises without obtaining Landlord’s prior written consent, provided said alterations do not adversely affect the Building systems and the cost of such alterations does not exceed One Hundred Thousand Dollars ($100,000) each job (the “Permitted Improvements”). Tenant, however, shall first notify Landlord of such Permitted Improvements so that Landlord may post a Notice of Non-Responsibility on the Premises. Except for the Permitted Improvements, Tenant shall neither install any signs, fixtures, or improvements, nor make any other alterations or additions (individually, an “Alteration”, and collectively, “Alterations”) to the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld so long as any such Alteration does not adversely affect the Building systems, structural integrity or structural components of the Premises or Building. If any such Alteration is expressly permitted by Landlord, Tenant shall deliver at least ten (10) days prior written notice to Landlord, from the date Tenant commences construction, sufficient to enable Landlord to post and record a Notice of Non-Responsibility. Tenant shall obtain all permits or other governmental approvals prior to commencing any work and deliver a copy of same to Landlord. All Alterations shall be (i) at Tenant’s sole cost and expense in accordance with plans and specifications which have been previously submitted to and approved in writing by Landlord, and shall be installed by a licensed, insured (and bonded, at Landlord’s reasonable request) contractor (reasonably approved by Landlord) in compliance with all applicable Laws, Development Documents, Recorded Matters, and Rules and Regulations and (ii) performed in a good and workmanlike manner. Landlord’s approval of any plans, specifications or working drawings for Tenant’s Alterations shall neither create nor impose any responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with any Laws. As Additional Rent, Tenant shall reimburse Landlord, within ten (10) days after demand, for actual legal, engineering, architectural, planning and other expenses incurred by Landlord in connection with Tenant’s Alterations. All such Alterations shall be insured by Landlord in accordance with Section 12 of this Lease immediately upon completion. Tenant shall keep the Premises and the Lot on which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. Tenant shall, prior to commencing any Alterations, (a) cause its contractor(s) and/or major subcontractor(s) to provide insurance as reasonably required by Landlord, and (b) provide such assurances to Landlord, including without limitation, waivers of lien, surety company performance bonds as Landlord shall reasonably require to assure payment of the costs thereof to protect Landlord and the Property from and against any mechanic’s, materialmen’s or other liens.

10.2 Surrender of Premises. At the expiration of the Term or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord (a) in good condition and state of repair as required by the provisions of this Lease (damage by acts of God, casualty, condemnation, Alterations or other interior improvements which Tenant is permitted to surrender under this Lease and normal wear and tear excepted), but with all interior walls cleaned, any carpets cleaned, all floors cleaned and waxed, all non-working light bulbs and ballasts replaced and all roll-up doors and plumbing fixtures in good condition and working order, (b) in accordance with Section 27 hereof, and (c) with all of Tenant’s Property (defined below) and all personal property, furnishings and fixtures located in, serving or otherwise associated with the clean room, including without limitation, special equipment, cabling and pipelines (collectively, the “Clean Room FF&E”) removed by the Tenant. Normal wear and tear shall not include any damage or deterioration that would have been prevented by proper maintenance by Tenant, or Tenant otherwise performing all of its obligations under this Lease. “Tenant’s Property” means all tanks, generators and other equipment or similar property located on the Lot outside of the Building or otherwise affixed to the outside of the Building, all equipment, trade fixtures, furnishings, all telephone, data, and other cabling and wiring installed or caused to be installed by Tenant (including any cabling and wiring, installed above the ceiling of the Premises or below the floor of the Premises), inventories, goods and personal property of Tenant, including certain fixtures and equipment that have been affixed to the Premises (including the Clean Room FF&E). Tenant’s Property shall at all times be and remain Tenant’s property. Except for alterations which cannot be removed without structural injury to the Premises, at any time Tenant may remove Tenant’s Property and Alterations from the Premises, provided that Tenant repairs all damage caused by such removal. Landlord shall have no lien or other interest in any item of Tenant’s Property. Landlord shall have no right to require Tenant to remove any Alterations unless it notifies Tenant at the time it consents to such Alteration (or within ten (10) business days after receipt of notice of any Permitted Improvements) that it shall require such Alteration to be removed. Any of Tenant’s Property not so removed by Tenant as required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord in accordance with Law at Tenant’s expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord’s retention and disposition of such property; provided, however, Tenant shall remain liable to Landlord for all costs incurred in demolishing, removing, storing and disposing of such abandoned property of Tenant. Notwithstanding anything to the contrary contained herein, Tenant shall, within twenty-four (24) hours prior to the expiration of this Lease, at Tenant’s expense and in compliance with the National Electric Code and other applicable Laws, remove all electronic, fiber, phone and data cabling and related equipment that has been installed by or for the benefit of Tenant in or around the Premises (collectively, the “Cabling”); provided, however, Tenant shall not remove such Cabling if Tenant receives a written notice from Landlord at least fifteen (15) days prior to the expiration of the Lease authorizing such Cabling to remain in place, in which event the Cabling shall be surrendered with the Premises upon the expiration or earlier termination of this Lease. All Alterations, except those which Landlord requires Tenant to remove or Tenant elects to remove, shall remain in the Premises as the property of Landlord. If the Premises are not surrendered at the expiration of the Term or earlier termination of this Lease, and in accordance with this Section 10 and Section 27 below, Tenant shall continue to be responsible for the payment of Rent (as the same may be increased pursuant to Section 20 below) until the Premises are so surrendered in accordance with said provisions. Tenant shall indemnify, defend and hold the Indemnitees (hereafter defined) harmless from and against any and all Claims (defined below) (x) arising from any delay by Tenant in so surrendering the Premises including, without limitation, any Claims made against Landlord by any succeeding tenant or prospective tenant founded on or resulting from such delay and (y) suffered by Landlord due to lost opportunities to lease any portion of the Premises to any such succeeding tenant or prospective tenant.

11. Repairs and Maintenance

11.1 Tenant’s Repairs and Maintenance Obligations. Except for those portions of the Premises to be maintained by Landlord, as provided in Sections 11.2 and 11.3 below, Tenant shall, at its sole cost and expense, keep and maintain all parts of the Premises in good, clean and safe condition and repair, promptly making all necessary repairs and replacements, whether ordinary or extraordinary, with materials and workmanship of the same character, kind and quality as the original thereof, all of the foregoing in accordance with the applicable provisions of Section 10 hereof, and to the reasonable satisfaction of Landlord including, but not limited to, repairing any damage (and replacing any property so damaged) caused by Tenant or any of Tenant’s Representatives. Without limiting any of the foregoing, Tenant shall be solely responsible for promptly maintaining, repairing and replacing those part of the Premises that include (a) all mechanical systems, heating, ventilation and air conditioning systems serving the Premises, unless maintained by Landlord, (b) all plumbing work and fixtures, (c) electrical wiring systems, fixtures and equipment, (d) all interior lighting (including, without limitation, light bulbs and/or ballasts) and exterior lighting on the Premises, (e) all glass, windows, window frames, window casements, skylights, interior and exterior doors, door frames and door closers, (f) all roll-up doors, ramps and dock equipment, including without limitation, dock bumpers, dock plates, dock seals, dock levelers and dock lights, (g) sprinkler systems, fire protection systems and security systems, and (h) all tenant signage, and (i) all partitions, fixtures, equipment, interior painting, interior walls and floors, and floor coverings of the Premises and every part thereof (including, without limitation, any demising walls contiguous to any portion of the Premises). Any such work shall be performed by licensed, insured and bonded contractors and subcontractors reasonably approved by Landlord. Additionally, Tenant shall be solely responsible for the performance of the regular removal of trash and debris. Within three (3) business days of Landlord’s request therefor, Tenant shall deliver to Landlord written evidence of Tenant’s payment of maintenance and repair services (including any preventative maintenance services) rendered to, or on behalf of, Tenant with respect to the Premises, including without limitation, any and all summaries, reports and similar information prepared in connection with such maintenance and repair services.

11.2 Maintenance by Landlord. Subject to the provisions of Section 11.1, and further subject to Tenant’s obligation under Section 6 to reimburse Landlord, in the form of Additional Rent, for the cost and expense of the following described items, Landlord shall repair and maintain the following items: the roof and roof coverings (provided that if Tenant installs additional air conditioning or other equipment on the roof that damages the roof coverings, Tenant shall pay all costs relating to the presence of such additional equipment); any rail spur and rail crossing; exterior painting of the Premises; and the parking areas, pavement, landscaping, sprinkler systems, sidewalks, driveways, curbs, and lighting systems in the Common Areas. If Landlord elects to perform any repair or restoration work required to be performed by Tenant, Tenant shall reimburse Landlord upon demand for all costs and expenses incurred by Landlord in connection therewith. Tenant shall promptly report, in writing, to Landlord any defective condition known to it which Landlord is required to repair. The Parties agree that any repair or improvement which could be treated as a “capital expenditure” under GAAP shall be treated as such by Landlord and Tenant shall pay for its share of such repairs or improvements as part of its Operating Expenses.

11.3 Landlord’s Repairs and Maintenance Obligations. Subject to the provisions of Sections 11.1, 25 and 26, and except for repairs rendered necessary by the intentional or negligent acts or omissions of Tenant or any of Tenant’s Representatives, Landlord shall, at Landlord’s sole cost and expense, to (a) keep in good repair the structural portions of the floors, foundations and exterior perimeter walls of the Premises (exclusive of glass and exterior doors), and (b) replace the structural portions of the roof of the Premises (excluding the roof membrane).

11.4 Tenant’s Failure to Perform Repairs and Maintenance Obligations. If Tenant refuses or neglects to repair and maintain the Premises and the other areas properly as required herein and to the reasonable satisfaction of Landlord (i) Landlord may, but without obligation to do so, at any time after ten (10) days following written notice thereof to Tenant (unless such repair is of an urgent nature, in which event no prior notice shall be required), make such repairs or maintenance without Landlord having any liability to Tenant for any loss or damage that may accrue to Tenant’s Property or to Tenant’s business by reason thereof, except to the extent any damage is caused by the willful misconduct or negligence of Landlord or its authorized agents and representatives and (ii) Tenant shall pay to Landlord, as Additional Rent, Landlord’s reasonable costs and expenses incurred therefor. Tenant’s obligations under this Section 11.4 shall survive the expiration of the Term or the earlier termination thereof. Tenant hereby waives any right to repair at the expense of Landlord under any applicable Laws now or hereafter in effect.

11.5 Tenant’s Ability to Perform Landlord’s Unperformed Obligations. Notwithstanding anything to the contrary contained in this Lease, if Landlord shall fail to perform any of the terms, provisions, covenants or conditions to be performed or complied with by Landlord under Sections 11.2 and 11.3 of this Lease (such terms, provisions, covenants or conditions are referred to herein, collectively as “Landlord Repair Obligations”) after expiration of all applicable notice and cure periods for Landlord’s and any mortgagee’s benefit as set forth in Sections 21 and 31, respectively, then Tenant may, at Tenant’s option and risk, but without any obligation to do so, after delivery of an additional ten (10) days prior written notice to Landlord, perform such Landlord Repair Obligations on Landlord’s behalf. If Tenant so performs any of such Landlord Repair Obligations hereunder, then Tenant will perform such Landlord Repair Obligations (1) in compliance with all applicable Laws, and requirements to which Landlord would be subject under this Lease (if Landlord were performing such Landlord Repair Obligations), (2) in a good workmanlike manner using materials of a quality and grade at least equal to that in place as of the date of delivery of the Premises to Tenant, if applicable, and (3) in compliance with the terms and provisions of Section 10.1 hereof, as applicable. Tenant will promptly assign to Landlord any warranties or guaranties in respect of any Landlord Repair Obligations. If Tenant so performs any of such Landlord Repair Obligations hereunder, the full amount of the fair and reasonable costs and expenses incurred by Tenant shall be owing by Landlord to Tenant, and Landlord shall pay to Tenant the full amount thereof within thirty (30) days of Landlord’s receipt of Tenant’s written demand therefor together with reasonable evidence verifying the amount of such costs and expenses.

12. Insurance

12.1 Types of Insurance. Tenant shall maintain in full force and effect at all times during the Term, at Tenant’s sole cost and expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance issued by carriers reasonably acceptable to Landlord and its lender which afford the following coverages: (i) worker’s compensation and employer’s liability, as required by law; (ii) commercial general liability insurance (occurrence form) providing coverage against any and all claims for bodily injury and property damage occurring in, on or about the Premises arising out of Tenant’s and Tenant’s Representatives’ use or occupancy of the Premises and such insurance shall (a) include coverage for blanket contractual liability, fire damage, premises, personal injury, completed operations and products liability, and (b) have a combined single limit of not less than Two Million Dollars ($2,000,000) per occurrence with a Three Million Dollar ($3,000,000) aggregate limit and excess/umbrella insurance in the amount of Three Million Dollars ($3,000,000) (if Tenant has other locations which it owns or leases, the policy shall include an aggregate limit per location endorsement); (iii) comprehensive automobile liability insurance with a combined single limit of at least $1,000,000 per occurrence for claims arising out of any company owned automobiles; (iv) “all risk” or “special purpose” property insurance, including without limitation, sprinkler leakage, covering damage to or loss of any of Tenant’s Property located in, on or about the Premises, and in addition, coverage for flood and business interruption of Tenant, together with, if the property of any of Tenant’s invitees, vendors or customers is to be kept in the Premises, warehouser’s legal liability or bailee customers insurance for the full replacement cost of the property belonging to such parties and located in the Premises. Such insurance shall be written on a replacement cost basis in an amount equal to one hundred percent (100%) of the full replacement value of the aggregate of the items referred to in this clause (iv); and (v) such other insurance or higher limits of liability as may be reasonably required by any of Landlord’s lenders.

12.2 Insurance Policies. Insurance required to be maintained by Tenant shall be written by companies (i) licensed to do business in the State of California, (ii) domiciled in the United States of America, and (iii) having a “General Policyholders Rating” of at least A:VIII(or such higher rating as may be required by a lender having a lien on the Premises) as set forth in the most current issue of “A.M. Best’s Rating Guides.” Any deductible amounts under any of the insurance policies required hereunder shall not exceed Twenty-five Thousand Dollars ($25,000). Tenant shall deliver to Landlord certificates of insurance and true and complete copies of any and all endorsements required herein for all insurance required to be maintained by Tenant hereunder at the time of execution of this Lease by Tenant. Tenant shall, at least fifteen (15) days prior to expiration of each policy, furnish Landlord with certificates of renewal or “binders” thereof. Each certificate shall expressly provide that such policies shall not be cancelable or otherwise subject to material modification except after thirty (30) days prior written notice to the parties named as additional insureds as required in this Lease (except for cancellation for nonpayment of premium, in which event cancellation shall not take effect until at least ten (10) days’ notice has been given to Landlord). Tenant shall have the right to provide insurance coverage which it is obligated to carry pursuant to the terms of this Lease under a blanket insurance policy, provided such blanket policy expressly affords coverage for the Premises and for Landlord as required by this Lease.

12.3 Additional Insureds and Coverage. Each of Landlord, Landlord’s property management company or agent, and Landlord’s lender(s) having a lien against the Premises shall be named as additional insureds or loss payees (as applicable) under all of the policies required in Section 12.1(ii) hereof, provided that Landlord has notified Tenant of the name and contact information for all such parties. All such policies shall provide for severability of interest. All insurance to be maintained by Tenant shall, except for workers’ compensation and employer’s liability insurance, be primary, without right of contribution from insurance maintained by Landlord. Any umbrella/excess liability policy (which shall be in “following form”) shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance. The limits of insurance maintained by Tenant shall not limit Tenant’s liability under this Lease. It is the parties’ intention that the insurance to be procured and maintained by Tenant as required herein shall provide coverage for any and all damage or injury arising from or related to Tenant’s operations of its business and/or Tenant’s or Tenant’s Representatives’ use of the Premises. Notwithstanding anything to the contrary contained herein, to the extent Landlord’s cost of maintaining insurance with respect to the Building is increased as a result of Tenant’s acts, omissions, Alterations, improvements, use or occupancy of the Premises, Tenant shall pay one hundred percent (100%) of, and for, each such increase as Additional Rent.

12.4 Failure of Tenant to Purchase and Maintain Insurance. If Tenant fails to obtain and maintain the insurance required herein throughout the Term, Landlord may, but without obligation to do so, purchase the necessary insurance and pay the premiums therefor. If Landlord so elects to purchase such insurance, Tenant shall promptly pay to Landlord as Additional Rent, the amount so paid by Landlord, upon Landlord’s demand therefor. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as Additional Rent, any and all Claims (defined below) which Landlord may incur due to Tenant’s failure to obtain and maintain such insurance.

12.5 Waiver of Subrogation. Notwithstanding anything in this Lease to the contrary, Landlord and Tenant mutually waive their respective rights of recovery against each other and their respective agents, employees, successors, assignees and subtenants for any loss of, or damage to, either parties’ property to the extent that such loss or damage is insured by an insurance policy required to be in effect at the time of such loss or damage, or would be insured against under a special form insurance policy without regard to the negligence of the party so released. Each party shall obtain any special endorsements, if required by its insurer, whereby the insurer waives its rights of subrogation against the other party. This provision is intended to waive fully, and for the benefit of the parties hereto, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier.

12.6 Landlord’s Insurance. Landlord shall, during the Term of this Lease, procure and keep in force the following insurance, the cost of which shall be deemed an Operating Expense under Section 6.1 of this Lease: property insurance insuring the Building and improvements within the Property and rental value insurance for perils covered by the causes of loss - special form and in addition coverage for flood, earthquake and boiler and machinery (if applicable). Such coverage (except for flood and earthquake) shall be written on a replacement cost basis equal to one Hundred percent (100%) of the full insurable replacement value of the foregoing and shall not cover Tenant’s equipment, trade fixtures, inventory, fixtures or personal property located on or in the Premises, including without limitation, Tenant’s Property. Additionally, Landlord shall, during the Term of this Lease, procure and keep in force the following insurance, the cost of which shall be deemed an Operating Expense under Section 6.1 of this Lease: commercial general liability insurance (occurrence form) providing coverage against claims for bodily injury, personal injury and property damage occurring in, on or about the Common Areas, having a combined single limit of not less than Three Million Dollars ($3,000,000) per occurrence and in the aggregate.

13. Limitation of Liability and Indemnity

Except to the extent of Claims resulting from the active gross negligence or willful misconduct of Landlord or its authorized representatives, agents, employees, contractors, licensees or invitees, or Landlord’s breach of this Lease and subject to the provisions of Section 12.5, Tenant agrees to protect, defend (with counsel reasonably acceptable to Landlord) and hold Landlord and Landlord’s lenders, partners, members, property management company (if other than Landlord), agents, directors, officers, employees, representatives, contractors, successors and assigns and each of their respective partners, members, directors, heirs, employees, representatives, agents, contractors, heirs, successors and assigns (collectively, the “Indemnitees”) harmless and indemnify the Indemnitees from and against all liabilities, damages, demands, penalties, costs, claims, losses, judgments, charges and expenses (including reasonable attorneys’ fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) (collectively, “Claims”) arising from or in any way related to, directly or indirectly, (i) Tenant’s or Tenant’s Representatives’ use of the Premises, (ii) the conduct of Tenant’s business, (iii) from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises, and/or (iv) Tenant’s failure to perform any covenant or obligation of Tenant under this Lease. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.

Except to the extent of Claims resulting from the active gross negligence or willful misconduct of Landlord or its authorized representatives, agents, employees, contractors, licensees or invitees, or Landlord’s breach of this Lease, to the fullest extent permitted by law, Tenant agrees that neither Landlord nor any of the Indemnitees shall at any time or to any extent whatsoever be liable, responsible or in any way accountable for any loss, liability, injury, death or damage to persons or property which at any time may be suffered or sustained by Tenant or by any person(s) whomsoever who may at any time be using, occupying or visiting the Premises. Tenant shall not, in any event or circumstance, be permitted to offset or otherwise credit against any payments of Rent required herein for matters for which Landlord may be liable hereunder.

14. Assignment and Subleasing

14.1 Prohibition. Subject to the provisions of Section 14.8, Tenant shall not, without the prior written consent of Landlord, assign, mortgage, hypothecate, encumber, grant any license or concession, pledge or otherwise transfer this Lease or any interest herein, permit any assignment or other transfer of this Lease by operation of law, sublet the Premises or any part thereof, or permit the use or occupancy of the Premises by any persons other than Tenant and Tenant’s Representatives (collectively, “Transfers” and any entity to whom any Transfer is made or sought to be made is sometimes referred to as a “Transferee”). No consent to any Transfer shall constitute a waiver of the provisions of this Section 14, and all Transfers may be made only with the prior written consent of Landlord, which consent shall not be unreasonably withheld, but which consent shall be subject to the provisions of this Section 14.

14.2 Request for Consent. If Tenant seeks to make a Transfer, Tenant shall notify Landlord, in writing (“Tenant’s Notice”), and deliver to Landlord at least thirty (30) days prior to the proposed commencement date of the Transfer (“Proposed Effective Date”) the following: (i) a description of the portion of the Premises to be transferred (the “Subject Space”); (ii) all of the terms of the proposed Transfer, including without limitation, the Proposed Effective Date, the name and address of the proposed Transferee, and a copy of the existing or proposed assignment, sublease or other agreement governing the proposed Transfer; (iii) current financial statements of the proposed Transferee certified by an officer, member, partner or owner thereof, and, if available, audited financial statements for the previous three (3) most recent consecutive fiscal years; and (iv) such other information as Landlord may then reasonably require. Within ten (10) business days after Landlord’s receipt of the Tenant’s Notice Landlord shall notify Tenant, in writing, of its determination with respect to such requested proposed Transfer and Landlord’s election as set forth in Section 14.5. If Landlord does not elect to recapture pursuant to Section 14.5 and Landlord does consent to the requested proposed Transfer, Tenant may thereafter assign its interests in and to this Lease or sublease all or a portion of the Premises to the same party and on the same terms as set forth in the Tenant’s Notice.

14.3 Criteria for Consent. Tenant agrees that, among other circumstances for which Landlord could reasonably withhold consent to a proposed Transfer, it shall be reasonable for Landlord to withhold its consent where (a) Tenant is in default of its obligations under this Lease beyond applicable notice and cure periods or at any time during the Term Tenant has been in Chronic Default, (b) the use to be made of the Premises by the proposed Transferee is prohibited, or differs from the uses permitted, under this Lease, (c) the proposed Transferee or its business is subject to compliance with additional requirements of the ADA beyond those requirements which are applicable to Tenant, (d) the proposed Transferee does not intend to occupy the Premises, (e) Landlord reasonably disapproves of the proposed Transferee’s business operating ability or history, reputation or creditworthiness or the character of the business to be conducted at the Premises, (f) the proposed Transferee is a governmental agency or unit, (g) the proposed Transfer would cause Landlord to violate another agreement or obligation to which Landlord is a party or otherwise subject, (h) either the proposed Transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed Transferee has negotiated with Landlord during the four (4) month period immediately preceding the Tenant’s Notice, (i) the proposed Transferee will use, store or handle Hazardous Materials (defined below) of a type, nature or quantity not consistent with the Permitted Uses.

14.4 Effectiveness of Transfer and Continuing Obligations. Prior to the date on which any permitted Transfer becomes effective, Tenant shall deliver to Landlord (i) a counterpart of the fully executed Transfer document, (ii) an executed Hazardous Materials Disclosure Certificate substantially in the form of Exhibit E hereto (the “Transferee HazMat Certificate”), and (iii) Landlord’s standard form of Consent to Assignment or Consent to Sublease, as applicable, executed by Tenant and the Transferee in which each of Tenant and the Transferee confirms its obligations under this Lease (and such form may contain such modifications as are reasonably acceptable to all parties thereto). Failure or refusal of a Transferee to execute any such consent instrument shall not release or discharge the Transferee from its obligation to do so or from any liability as provided herein. The voluntary, involuntary or other surrender of this Lease by Tenant, or a mutual cancellation by Landlord and Tenant, shall not work a merger, and any such surrender or cancellation shall, at the option of Landlord, either terminate all or any existing subleases or operate as an assignment to Landlord of any or all of such subleases. Each permitted assignee (but not sublessee) shall assume and be deemed to assume this Lease and shall be and remain liable jointly and severally with Tenant for payment of Rent and for the due performance of, and compliance with all the terms, covenants, conditions and agreements herein contained on Tenant’s part to be performed or complied with, for the Term of this Lease. No Transfer shall affect the continuing liability of Tenant (which, following the Transfer, shall be joint and several with the Transferee) under this Lease whether occurring before or after such Transfer, and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease. A Transferee of Tenant shall become directly liable to Landlord for all obligations of Tenant hereunder. The acceptance of any Rent by Landlord from any other person (whether or not such person is an occupant of the Premises) shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any Transfer. For purposes hereof, except with respect to an Affiliate (defined below), any shares issued to venture capital companies or others prior to an initial public offering, any shares issued in connection with a public offering, and any shares traded over nationally recognized stock exchanges, the exercise of stock options or warrants, or the conversion of preferred stock, if Tenant, directly or indirectly transfers fifty percent (50%) or more of the ownership interest of the entity (whether in a single transaction or in the aggregate through more than one transaction in any 30 day period of time) such transaction(s) (each, a “Financing Transaction”) shall not be deemed a Transfer under this Section 14; provided in all instances that: (I) any such Financing Transaction was not conducted as a subterfuge to avoid the obligations of this Section 14; (II) Tenant give Landlord prior notice of any such Financing Transaction or notice within five (5) days after the completion of such Financing Transaction (provided that in all events, Landlord shall keep all information relating to such Financing Transaction confidential and shall not disclose such confidential information to any person or entity other than (A) Landlord’s lenders, attorneys, accountants and financial consultants, (B) as required to make or defend any Claims, or (C) as required by Law); and (III) Tenant shall immediately following such Financing Transaction, have a tangible net worth and net assets, in the aggregate, computed in accordance with generally accepted accounting principles (but excluding goodwill as an asset), which is equal to no less than Five Million Dollars ($5,000,000). Except with respect to an Affiliate, any and all options, rights of refusal, improvement allowances and other similar rights granted to Tenant in this Lease, if any, shall not be assignable by Tenant unless expressly authorized in writing by Landlord. Any transfer made without Landlord’s prior written consent, shall, at Landlord’s option, be null, void and of no effect, and shall, at Landlord’s option, constitute a material default by Tenant of this Lease. As Additional Rent, Tenant shall promptly (a) pay to Landlord each time it requests a Transfer, a fee in the amount of two thousand five hundred dollars ($2,500) and (b) reimburse Landlord for actual legal and other expenses incurred by Landlord in connection with any actual or proposed Transfer.

14.5 Recapture. If the Transfer (i) by itself or taken together with then existing or pending Transfers covers or totals, as the case may be, fifty percent (50%) or more of the rentable square feet of the Premises, or (ii) is for a term which is fifty percent (50%) or more of the period then remaining in the Term of this Lease as of the time of the Proposed Effective Date, then Landlord shall have the right, to be exercised by giving written notice to Tenant, to recapture the Subject Space described in the Tenant’s Notice. If such recapture notice is given, it shall serve to terminate this Lease with respect to the proposed Subject Space, or, if the proposed

Subject Space covers all the Premises, it shall serve to terminate the entire Term of this Lease, in either case, as of the Proposed Effective Date. If this Lease is terminated with respect to less than the entire Premises, Rent and the Letter of Credit shall be adjusted on the basis of the proportion of rentable square feet retained by Tenant to the rentable square feet originally demised and this Lease as so amended shall continue thereafter in full force and effect.

14.6 Transfer Premium. If Landlord consents to a Transfer, as a condition thereto, Tenant shall pay to Landlord monthly, as Additional Rent, at the same time as the monthly installments of Rent are payable hereunder, fifty percent (50%) of any Transfer Premium. The term “Transfer Premium” shall mean all rent, additional rent and other consideration actually paid by such Transferee and received by Tenant which either initially or over the term of the Transfer exceeds the Rent or pro rata portion of the Rent, as the case may be, for the Subject Space.

14.7 Waiver. Notwithstanding any Transfer, or any indulgences, waivers or extensions of time granted by Landlord to any Transferee, or failure by Landlord to take action against any Transferee, Tenant agrees that Landlord may, at its option, proceed against Tenant without having taken action against or joined such Transferee, except that Tenant shall have the benefit of any indulgences, waivers and extensions of time granted to any such Transferee.

14.8 Affiliated Companies/Restructuring of Business Organization. A change in control of the Tenant, or the assignment or subletting by Tenant of all or any portion of this Lease or the Premises to (i) a parent or subsidiary of Tenant, or (ii) any person or entity which controls, is controlled by or under the common control with Tenant, or (iii) any entity which purchases all or substantially all of the capital stock or assets of Tenant, or (iv) any entity into which Tenant is merged or consolidated, whether or not the Tenant or the other entity is the surviving entity (all such persons or entities described above being sometimes herein referred to as “Affiliates”) shall not be deemed a Transfer under Section 14 (hence, the aforesaid events shall not be subject to obtaining Landlord’s prior consent; and Landlord shall not have any right to receive any Transfer Premium in connection therewith; and Landlord shall not have the recapture rights described in Section 14.5 above), provided in all instances that:

14.8.1 any such Affiliate was not formed as a subterfuge to avoid the obligations of this Section 14;

14.8.2 Tenant give Landlord prior notice of any such assignment or sublease to an Affiliate or notice within five (5) days after the effective date of such transfer (provided that in all events, Landlord shall keep all information relating to such transfer confidential and shall not disclose such confidential information to any person or entity other than (a) Landlord’s financial, legal and space planning consultants, (b) as required to make or defend any Claims, or (c) as required by Law);

14.8.3 the successor of Tenant shall immediately following such Transfer, have a tangible net worth and net assets, in the aggregate, computed in accordance with generally accepted accounting principles (but excluding goodwill as an asset), which is equal to no less than Five Million Dollars ($5,000,000);

14.8.4 any such assignment or sublease shall be subject to all of the terms and provisions of this Lease, and such assignee (but not sublessee), other than in the case of an Affiliate resulting from a merger or consolidation as described in Section 14.8(iv) above, shall assume, in a written document reasonably satisfactory to Landlord and delivered to Landlord upon or prior to the effective date of such assignment or sublease, all the obligations of Tenant under this Lease; and

14.8.5 Tenant and any guarantor shall remain fully liable for all obligations to be performed by Tenant under this Lease, except in the case of an Affiliate resulting from the acquisition of all or substantially all of the assets of Tenant described in Section 14.8(iii) or from a merger or consolidation as described in Section 14.8(iv) above.

15. Subordination

To the fullest extent permitted by law, this Lease, the rights of Tenant under this Lease and Tenant’s leasehold interest shall be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the Lot, and (ii) the lien of any mortgage or deed of trust which may now or hereafter exist for which the Building, the Lot, ground leases or underlying leases or Landlord’s interest or estate therein is specified as security. Notwithstanding the foregoing, Landlord or any such ground lessor, mortgagee, or any beneficiary shall have the right to require this Lease be superior to any such ground leases or underlying leases or any such liens, mortgage or deed of trust. If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall attorn to and become the Tenant of the successor in interest to Landlord, provided such successor in interest will not disturb Tenant’s use, occupancy or quiet enjoyment of the Premises if Tenant is not in material default beyond applicable notice and cure periods of this Lease. Landlord shall use commercially reasonable efforts to obtain from any mortgagee or beneficiary a nondisturbance agreement in form reasonably acceptable to the parties whereby such mortgagee or beneficiary agrees that Tenant’s possession of the Premises shall not be disturbed so long as Tenant is not in default under this Lease beyond applicable notice and cure periods; provided, the successor in interest to Landlord following foreclosure, sale or deed in lieu thereof shall not be: (a) liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership except for ongoing failure to fulfill its maintenance and repair obligations under this Lease; (b) subject to any offsets or defenses which Tenant might have against any prior lessor; (c) bound by prepayment of more than one (1) month’s Rent; or (d) liable to Tenant for any Security Deposit not actually received by such successor in interest to the extent any portion of such Security Deposit has not already been forfeited by, or refunded to, Tenant. Landlord shall be liable to Tenant for all or any portion of the Security Deposit not forfeited by, or refunded to Tenant, until and unless Landlord transfers such Security Deposit to the successor in interest. Tenant covenants and agrees to execute (and acknowledge if required by Landlord, any lender or ground lessor) and deliver, within ten (10) days after a written demand or request by Landlord and in the form reasonably requested by Landlord, ground lessor, mortgagee or beneficiary, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Tenant’s agreement to subordinate this Lease to any future ground or underlying lease or any future deed of trust or mortgage pursuant to the foregoing provisions of this Section 15 is conditioned upon Landlord delivering to Tenant from the lessor under such future ground or underlying lease or the holder of any such mortgage or deed of trust, a non-disturbance agreement agreeing, among other things, that Tenant’s right to possession of the Premises pursuant to the terms and conditions of this Lease shall not be disturbed provided Tenant is not in default under this Lease beyond any applicable notice and cure periods hereunder. Landlord has informed Tenant that, as of the Commencement Date, there will exist no deed of trust or mortgage encumbering the Premises or Building.

16. Right of Entry

Landlord and its agents shall have the right to enter the Premises at all times during normal business hours, upon reasonable prior notice, but in no event (except in the case of an emergency) less than one (1) business day, solely for purposes of inspection, exhibition, posting of notices, investigation, replacements, repair, maintenance and alteration. It is further agreed that Landlord shall have the right to use any and all means Landlord deems necessary to enter the Premises in an emergency. Landlord shall have the right to place (i) “for rent” or “for lease” signs on the outside of the Premises, the Building and in the Common Areas, but only during the last nine (9) months of the Term, and (ii) “for sale” signs on the outside of the Building and in the Common Areas. Landlord agrees to use reasonable efforts to minimize the disruption to Tenant’s business in connection with such entry and to comply with Tenant’s reasonable security measures. Tenant hereby waives any Claim from damages or for any injury or inconvenience to or interference with Tenant’s business, or any other loss occasioned thereby as a result of Landlord’s entry onto the Premises hereunder, except for any Claim for any of the foregoing arising out of the active gross negligence or willful misconduct of Landlord or its authorized representatives.

17. Estoppel Certificate

Tenant shall execute (and acknowledge if required by any lender or ground lessor) and deliver to Landlord, within seven (7) business days after Landlord provides such to Tenant, a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification), the date to which the Rent and other charges are paid in advance, if any, acknowledging that there are not, to Tenant’s knowledge, any uncured defaults on the part of Landlord hereunder or specifying such defaults as are claimed, and such other matters as Landlord may reasonably require. Any such statement may be conclusively relied upon by Landlord and any prospective purchaser or encumbrancer of the Premises. Tenant’s failure to deliver such statement within such time shall be conclusive upon the Tenant that (a) this Lease is in full force and effect, without modification except as may be represented by Landlord; (b) there are no uncured defaults in Landlord’s performance; and (c) not more than one month’s Rent has been paid in advance.

18. Tenant’s Default

The occurrence of any one or more of the following events shall, at Landlord’s option, constitute a material default by Tenant of the provisions of this Lease:

18.1 The abandonment of the Premises by Tenant, as abandonment is statutorily defined in California Civil Code Section 1951.3 or all similar or successor laws;

18.2 The failure by Tenant to make any payment of Rent required hereunder within five (5) business days after Landlord’s delivery of written notice to Tenant that said payment is past due; provided, however, that Landlord shall only be required to provide such 5-business day written notice only with respect to the first two instances in any twenty-four (24) month period during the Lease Term that Tenant fails to timely pay all or any portion of Rent and thereafter, Tenant shall be in material default of this Lease if Tenant fails to make any payment of Rent when due. Tenant agrees (i) that any such notice delivered by Landlord shall, to the fullest extent permitted by law, serve as the statutorily required notice under applicable law (accordingly, such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Sections 1161, et seq. and all similar or successor laws) and (ii) to notice and service of notice as provided for in this Lease;

18.3 Except as otherwise provided in Section 19.4 hereof, the failure by Tenant to observe, perform or comply with any of the conditions, covenants or provisions of this Lease (except failure to make any payment of Rent and/or Additional Rent and any other payment or charge required hereunder) and such failure is not cured within (i) thirty (30) days of the date on which Landlord delivers written notice of such failure to Tenant for all failures other than with respect to (a) Hazardous Materials (defined in Section 27 hereof), (b) Tenant making the repairs, maintenance and replacements required under the provisions of Section 11.1 hereof, or (c) within five (5) business days of the date on which Landlord delivery written notice of such failure to Tenant, the delivery by Tenant of a subordination, non-disturbance and attornment agreement (an “SNDA”), a counterpart of a fully executed Transfer document and a consent thereto (collectively, the “Transfer Documents”), an estoppel certificate and insurance certificates, (ii) ten (10) days of the date on which Landlord delivers written notice of such failure to Tenant for all failures in any way related to Hazardous Materials or Tenant failing to timely make the repairs, maintenance or replacements required by Section 11.1, and (iii) the time period, if any, specified in the applicable sections of this Lease with respect to subordination, assignment and sublease, estoppel certificates and insurance. However, provided a Chronic Default has not occurred, Tenant shall not be in default of its obligations hereunder if such failure (other than any failure of Tenant to timely and properly make the repairs, maintenance, or replacements required by Section 11.1, or timely deliver an SNDA, the Transfer Documents, an estoppel certificate or insurance certificates, for which no additional cure period shall be given to Tenant) cannot reasonably be cured within such thirty (30) or ten (10) day period, as applicable, and Tenant promptly commences, and thereafter diligently proceeds with same to completion, all actions necessary to cure such failure as soon as is reasonably possible, but in no event shall the completion of such cure be later than sixty (60) days after the date on which Landlord delivers to Tenant written notice of such failure, unless Landlord, acting reasonably and in good faith, otherwise expressly agrees in writing to a longer period of time based upon the circumstances relating to such failure as well as the nature of the failure and the nature of the actions necessary to cure such failure. Any such written notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Sections 1161, et seq. and all similar or successor laws; or

18.4 The making of a general assignment by Tenant for the benefit of creditors, the filing of a voluntary petition by Tenant or the filing of an involuntary petition by any of Tenant’s creditors seeking the rehabilitation, liquidation, or reorganization of Tenant under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of an involuntary action, the failure to remove or discharge the same within sixty (60) days of such filing, the appointment of a receiver or other custodian to take possession of substantially all of Tenant’s assets or this leasehold, Tenant’s insolvency or inability to pay Tenant’s debts or failure generally to pay Tenant’s debts when due, any court entering a decree or order directing the winding up or liquidation of Tenant or of substantially all of Tenant’s assets, the cessation or suspension of Tenant’s business operations, or the attachment, execution or other judicial seizure of substantially all of Tenant’s assets or this leasehold.

19. Remedies for Tenant’s Default

19.1 Landlord’s Rights. In the event of Tenant’s material default under this Lease which is not cured by Tenant within the applicable cure period provided for in Section 18, Landlord may terminate Tenant’s right to possess the Premises by any lawful means. Following delivery of written notice by Landlord, this Lease shall terminate on the date specified in such notice and Tenant shall immediately surrender possession of the Premises to Landlord. In addition, whether or not this Lease is terminated, Landlord shall have the right to immediately re-enter the Premises, and if Landlord’s right of re-entry is exercised following Tenant’s abandonment of the Premises, all of Tenant’s Property left on the Premises shall be deemed abandoned. If Landlord relets the Premises or any portion thereof, Tenant shall immediately be liable to Landlord for all costs Landlord incurs in reletting the Premises or any part thereof, including, without limitation, broker’s commissions, expenses of cleaning, redecorating, and further improving the Premises and other similar costs (collectively, the “Reletting Costs”). All Reletting Costs shall be fully chargeable to Tenant and shall not be prorated or otherwise amortized in relation to any new lease for the Premises or any portion thereof. Reletting may be for a period shorter or longer than the remaining term of this Lease. In no event shall Tenant be entitled to any excess rent received by Landlord. No act by Landlord other than giving written notice to Tenant shall terminate this Lease or Tenant’s right to possess the Premises, including without limitation, acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord’s initiative to protect Landlord’s interest under this Lease. At all times Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and any new or existing subleases and to add to the Rent payable hereunder all of Landlord’s reasonable costs in so doing, with interest at the maximum rate permitted by law from the date of such expenditure.

19.2 Damages Recoverable. If Tenant breaches this Lease and abandons the Premises before the end of the Term, or if Landlord terminates Tenant’s right to possession following Tenant’s breach or default under this Lease, then in either such case, Landlord may recover from Tenant all damages suffered by Landlord as a result of Tenant’s failure to perform its obligations hereunder, including without limitation, the unamortized portion of any brokers or leasing agents commission incurred with respect to the leasing of the Premises to Tenant for the balance of the Term remaining after the date on which Tenant is in default of its obligations hereunder, and all Reletting Costs, and the worth at the time of the award (computed in accordance with paragraph (3) of Subdivision (a) of Section 1951.2 of the California Civil Code) of the amount by which the Rent then unpaid hereunder for the balance of the Lease Term exceeds the amount of such loss of Rent for the same period which Tenant proves could be reasonably avoided by Landlord and in such case, Landlord prior to the award, may relet the Premises for the purpose of mitigating damages suffered by Landlord because of Tenant’s failure to perform its obligations hereunder; provided, however, that even if Tenant abandons the Premises following such breach, this Lease shall nevertheless continue in full force and effect for as long as Landlord does not terminate Tenant’s right of possession, and until such termination, Landlord shall have the remedy described in Section 1951.4 of the California Civil Code (Landlord may continue this Lease in effect after Tenant’s breach and abandonment and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations) and may enforce all its rights and remedies under this Lease, including the right to recover the Rent from Tenant as it becomes due hereunder. The “worth at the time of the award” within the meaning of Subparagraphs (a)(1) and (a)(2) of Section 1951.2 of the California Civil Code shall be computed by allowing interest at the rate of ten percent (10%) per annum. Tenant hereby waives for itself and for all those claiming under Tenant its right to obtain redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179 (or any successor or substitute statute), or under any other present or future law, in the event judgment for possession enters against Tenant or Landlord takes possession of the Premises following any default of Tenant hereunder.

19.3 [Intentionally Deleted]

19.4 Chronic Default. The term “Chronic Default” as used in this Lease shall mean that Tenant has materially defaulted in the performance of any of its obligations under this Lease (except failure to pay Rent and any other payment or charge required hereunder) more than three (3) times during any twenty-four (24) month period during the Term, regardless of whether or not Tenant cures any such material default. A Chronic Default is not curable by Tenant. Upon the occurrence of a Chronic Default and at all times thereafter during the balance of the Term, Landlord shall no longer be obligated to provide Tenant written notice of default as set forth in Section 18.3 hereof and Tenant shall no longer be entitled to those cure periods set forth in Section 18.3. Following a Chronic Default, Landlord, in its sole discretion, may elect to provide written notice of default to Tenant or grant Tenant a period during which it may cure any such default, however, no such delivery of written notice or grant of a cure period by Landlord shall in any way obligate Landlord to provide Tenant any subsequent written notices of default or cure periods.

19.5 Rights and Remedies Cumulative. The foregoing rights and remedies of Landlord are not exclusive; they are cumulative in addition to any rights and remedies now or hereafter existing at law, in equity, by statute or otherwise, and to any remedies Landlord may have under bankruptcy laws or laws affecting creditors’ rights generally.

20. Holding Over

If Tenant holds over after the expiration of the Term, with the express consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Base Rent shall be payable for the first two (2) months of such holdover, at a monthly rate equal to one hundred twenty-five percent (125%) of the Base Rent applicable during the last rental period of the Term under this Lease and thereafter, at a monthly rate equal to the greater of one hundred fifty percent (150%) of (i) the Base Rent applicable during the last rental period of the Term under this Lease and (ii) the fair market rental of the Premises as of the commencement date of such holdover period. Such month-to-month tenancy shall be subject to every other term and provision contained herein. Landlord hereby expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord in the condition required herein upon the expiration or earlier termination of this Lease. The provisions of this Section 20 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the expiration or earlier termination of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all Claims resulting from such failure, including but not limited to, any Claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom.

21. Landlord’s Default

Landlord shall not be considered in default of this Lease unless Landlord fails within a reasonable time to perform an obligation required to be performed by Landlord hereunder. For purposes hereof, a reasonable time shall in no event be more than thirty (30) days after receipt by Landlord of written notice specifying the nature of the obligation Landlord has not performed; provided, however, that if the nature of Landlord’s obligation is such that more than thirty (30) days, after receipt of written notice, is reasonably necessary for its performance, then Landlord shall not be in default of this Lease if performance of such obligation is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

22. Parking

Tenant shall have exclusive use of the parking spaces specified in the Basic Lease Information. Landlord shall exercise reasonable efforts to ensure that such spaces are available to Tenant for its use, but Landlord shall not be required to enforce Tenant’s right to use the same. Tenant and Tenant’s Representatives shall not park or permit any parking of vehicles overnight.

23. Transfer of Landlord’s Interest

Tenant acknowledges that Landlord has the right to transfer all or any portion of its interest in the Premises, Building and this Lease. Tenant expressly agrees that in the event of any such transfer, Landlord shall automatically be entirely released from all liability under this Lease thereafter accruing and Tenant agrees to look solely to such transferee for the performance of Landlord’s obligations hereunder accruing after the date of such transfer. Any transferee shall be deemed to have assumed all of Landlord’s obligations hereunder arising or accruing after the date of such transfer. A ground lease or similar long term lease by Landlord of the entire Building or Lot, of which the Premises are a part, shall be deemed a sale within the meaning of this Section 23. Tenant agrees to attorn to such new owner provided such new owner does not disturb Tenant’s use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in material default of this Lease beyond any applicable cure period.

24. Waiver

No delay or omission in the exercise of any right or remedy of either party on any default by the other party shall impair such a right or remedy or be construed as a waiver. The subsequent acceptance of Rent by Landlord after default by Tenant of this Lease shall not be deemed a waiver of such default, other than a waiver of timely payment for the particular Rent payment involved, and shall not prevent Landlord from maintaining an unlawful detainer or other action based on such default. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent and other sums due hereunder shall be deemed to be other than on account of the earliest Rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or other sum or pursue any other remedy provided in this Lease. No failure, partial exercise or delay on the part of the Landlord or Tenant in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

25. Casualty Damage

25.1 Casualty. If the Premises or any part [excluding any of Tenant’s Property and any Alterations installed by or for the benefit of Tenant (collectively, “Tenant’s FF&E”)] shall be damaged or destroyed by fire or other casualty (each, an “Event of Casualty”), Tenant shall give immediate written notice thereof to Landlord. Within sixty (60) days after receipt by Landlord of such notice, Landlord shall notify Tenant, in writing (each, a “Casualty Notice”), of (i) the dollar amount of any shortfall between the insurance proceeds available to Landlord and the cost of repairing and restoring the Premises due to an Event of Casualty (the “Shortfall Amount”) and (ii) the following time period within which the necessary repairs can reasonably be made, as estimated by Landlord: (a) within one hundred eighty (180) days, or (b) in more than one hundred eighty (180) days, from the date of such notice. For purposes of Section 25.3 below, the Shortfall Amount shall include any deficiency of funds available to Landlord due to the Lender’s (defined below) application of insurance proceeds to any indebtedness on the Property.

25.1.1 Minor Insured Damage. If the Premises (other than Tenant’s FF&E) are damaged only to such extent that repairs, rebuilding and/or restoration can be reasonably completed within one hundred eighty (180) days, this Lease shall not terminate and, provided that insurance proceeds are available and paid to Landlord to fully repair the damage and/or Tenant otherwise voluntarily contributes any shortfall thereof, Landlord shall repair the Premises to substantially the same condition that existed prior to the occurrence of such casualty, except Landlord shall not be required to rebuild, repair, or replace any of Tenant’s FF&E. The Rent payable hereunder shall be abated proportionately from the date and to the extent Tenant vacates the affected portions of the Premises until any and all repairs required herein to be made by Landlord are substantially completed, but such abatement shall (i) only be to the extent of the portion of the Premises which is actually rendered unusable and unfit for occupancy, (ii) only during the time Tenant is not actually using same, and (iii) only be to the extent that Landlord receives rental abatement insurance proceeds therefor.

25.1.2 Major Insured Damage. If the Premises (other than Tenant’s FF&E) are damaged to such extent that repairs, rebuilding and/or restoration cannot be reasonably completed, as reasonably determined by Landlord, within one hundred eighty (180) days, then either Landlord or Tenant may terminate this Lease by giving written notice within thirty (30) days after receipt of the Casualty Notice. Subject to the provisions of Section 25.6 below, if either party notifies the other of its intention to so terminate this Lease, then this Lease shall terminate and the Rent shall be abated from the date of the occurrence of such damage, provided Tenant diligently proceeds to and expeditiously vacates the Premises (but, in all events Tenant must vacate and surrender the Premises to Landlord by no later than ten (10) business days thereafter or there shall not be any abatement of Rent until Tenant so vacates the Premises). If neither party elects to terminate this Lease, Landlord shall promptly commence and diligently prosecute to completion the repairs to the Premises, provided insurance proceeds are available and paid to Landlord to fully repair the damage or Tenant voluntarily contributes any shortfall thereof (except that Landlord shall not be required to rebuild, repair, or replace any of Tenant’s FF&E). During the time when Landlord is prosecuting such repairs to substantial completion, the Rent payable hereunder shall be abated proportionately from the date and to the extent Tenant actually vacates the affected portions of the Premises until any and all repairs required herein to be made by Landlord are substantially completed, but such abatement shall (i) only be to the extent of the portion of the Premises which is actually rendered unusable and unfit for occupancy, (ii) only during the time Tenant is not actually using same, and (iii) only be to the extent Landlord receives rental abatement insurance proceeds therefor.

25.1.3 Damage Near End of Term. Notwithstanding anything to the contrary contained in this Lease except for the provisions of Section 25.3 below, if the Premises are substantially damaged during the last six (6) months of then applicable term of this Lease, either Landlord or Tenant may, at their option, cancel and terminate this Lease by giving written notice to the other party of its election to do so within forty-five (45) days after receipt by Landlord of notice from Tenant of the occurrence of such casualty. If either party so elects to terminate this Lease, all rights of Tenant hereunder shall cease and terminate ten (10) days after Tenant’s receipt or delivery of such notice, as applicable, and Tenant shall immediately vacate the Premises and surrender possession thereof to Landlord.

25.2 Deductible and Uninsured Casualty. Tenant shall pay to Landlord, as Additional Rent, the deductible amounts under the insurance policies obtained by Landlord and Tenant under this Lease if the proceeds are used to repair the Premises. If any portion of the Premises is damaged and is not fully covered by the aggregate of insurance proceeds received by Landlord and any applicable deductible, and Tenant does not voluntarily contribute any shortfall thereof, then Landlord or Tenant shall have the right to terminate this Lease by delivering written notice of termination to the other party within thirty (30) days after the date of notice to Tenant of such event, whereupon all rights of Tenant shall cease and terminate ten (10) days after Tenant’s receipt of such notice, and Tenant shall immediately vacate the Premises and surrender possession thereof to Landlord.

25.3 Lender’s Rights. If the holder of any indebtedness secured by the Property (the “Lender”) requires that the insurance proceeds be applied to such indebtedness, then (subject to the provisions of Section 25.6 below) Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within thirty (30) days after the date of delivery of the Casualty Notice to Tenant whereupon all rights of Tenant shall cease and terminate ten (10) days after Tenant’s receipt of such notice, and Tenant shall immediately vacate the Premises and surrender possession thereof to Landlord.

        25.4 Tenant’s Waiver. Landlord shall not be liable for any inconvenience or annoyance to Tenant, injury to the business of Tenant, loss of use of any part of the Premises by Tenant or loss of Tenant’s Property, resulting in any way from such damage or the repair thereof. With respect to any damage which Landlord is obligated to repair or may elect to repair, Tenant waives all rights to terminate this Lease or offset any amounts against Rent pursuant to rights accorded Tenant by any law currently existing or hereafter enacted, including without limitation, all rights pursuant to California Civil Code Sections 1932(2.), 1933(4.), 1941 and 1942 and any similar or successor laws.

25.5 Tenant’s Fault. Notwithstanding anything to the contrary contained herein, if the Premises (other than Tenant’s FF&E) or any portion thereof is damaged by fire or other casualty due to the acts or omissions of Tenant or any of Tenant’s Representatives, Tenant will not have any right to terminate this Lease due to the occurrence of such casualty.

25.6 Tenant’s Payment of the Shortfall Amount. Notwithstanding anything in this Section 25 to the contrary, Landlord shall not have the right to terminate this Lease pursuant to Sections 25.1.2 or 25.3 if within ten (10) days following receipt of the Casualty Notice, Tenant delivers to Landlord written notice of Tenant’s election to pay to Landlord the Shortfall Amount. If Tenant elects to pay the Shortfall Amount, (i) the Shortfall Amount shall be deemed Additional Rent, and Tenant shall deliver the Shortfall Amount to Landlord within thirty (30) days after written demand therefor, (ii) upon receipt of the Shortfall Amount, Landlord shall promptly commence and diligently pursue to completion the repairs to the Premises, and (iii) Rent shall abate in accordance with the provisions of the last sentence of Section 25.1.2 above. Tenant’s failure to give such notice within said 10-day period shall be deemed an election by Tenant to not pay the Shortfall Amount. If Tenant elects (or is deemed to have elected) to not pay the Shortfall Amount, all rights of Tenant under this Section 25.6 to maintain the Lease shall cease and the parties shall proceed pursuant to the provisions of Section 25.1.2 or 25.3, as applicable.

26. Condemnation

If twenty-five percent (25%) or more of the Premises is condemned by eminent domain, inversely condemned or sold in lieu of condemnation for any public or quasi-public use or purpose (“Condemned”), then Tenant or Landlord may terminate this Lease as of the date when physical possession of the Premises is taken and title vests in such condemning authority, and Rent shall be adjusted to the date of termination. Tenant shall not because of such condemnation assert any claim against Landlord or the condemning authority for any compensation because of such condemnation, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate of interest or other interest of Tenant; provided, however, Tenant shall be entitled to make a separate claim for loss of, or damage to, Tenant’s Property, for damages for cessation or interruption of Tenant’s business, for the unamortized value of any alterations or improvements made to the Premises at Tenant’s expense and for the “bonus value” of this Lease (i.e., the difference between rent payable hereunder and the then fair market value of the Premises) for the balance of the Term, provided any such award(s) is separate from Landlord’s award and does not diminish or otherwise impair the award otherwise payable to Landlord. In addition to the foregoing, Tenant shall be entitled to seek compensation for the relocation costs recoverable by Tenant pursuant to the provisions of California Government Code Section 7262. If neither party elects to terminate this Lease, Landlord shall, if necessary, promptly proceed to restore the Premises, to substantially the same condition prior to such partial condemnation, allowing for the reasonable effects of such partial condemnation, and a proportionate allowance shall be made to Tenant, as determined by Landlord, for the Rent corresponding to the time during which, and to the part of the Premises of which, Tenant is deprived on account of such partial condemnation and restoration.

27. Environmental Matters/Hazardous Materials

27.1 Hazardous Materials Disclosure Certificate. Simultaneously herewith, Tenant has delivered to Landlord Tenant’s executed initial Hazardous Materials Disclosure Certificate (the “Initial HazMat Certificate”), a copy of which is attached hereto as Exhibit E. Tenant covenants, represents and warrants to Landlord that the information in the Initial HazMat Certificate is true and correct and accurately describes the use(s) of Hazardous Materials which will be made and/or used on the Premises by Tenant. Tenant shall, commencing with the date which is one year from the Commencement Date and continuing every year thereafter, deliver to Landlord, an executed Hazardous Materials Disclosure Certificate (“the “HazMat Certificate”), in substantially the form attached hereto as Exhibit E, describing Tenant’s then present use of Hazardous Materials on the Premises, and any other reasonably necessary documents as requested by Landlord.

27.2 Definition of Hazardous Materials. “Hazardous Materials” means (a) any hazardous or toxic wastes, materials or substances, and other pollutants or contaminants, which are or become regulated by any Environmental Laws; (b) petroleum, petroleum by products, gasoline, diesel fuel, crude oil or any fraction thereof; (c) asbestos and asbestos containing material, in any form, whether friable or non-friable; (d) polychlorinated biphenyls; (e) radioactive materials; (f) lead and lead-containing materials; (g) any other material, waste or substance displaying toxic, reactive, ignitable or corrosive characteristics, as all such terms are used in their broadest sense, and are defined or become defined by any Environmental Law (defined below); (h) any materials which cause or threatens to cause a nuisance upon or waste to any portion of the Premises or any surrounding property; or (i) any materials which pose or threaten to pose a hazard to the health and safety of persons on the Premises or any surrounding property. For purposes of this Lease, “Hazardous Materials” shall not include nominal amounts of ordinary household cleaners, office supplies and janitorial supplies which are not actionable under any Environmental Laws.

27.3 Prohibition; Environmental Laws. Except to the extent expressly permitted to be used, stored and handled by Tenant pursuant to the provisions of this Lease, and except for the type and quantities of Hazardous Materials specified in the Initial HazMat Certificate, Tenant shall not be entitled to use, store or handle any Hazardous Materials on, in, or about any portion of the Premises without, in each instance, obtaining Landlord’s prior written consent thereto. If Landlord, in its sole discretion, consents to any such handling, usage or storage, then Tenant shall be permitted to handle, use and/or store only those Hazardous Materials and in such quantities (A) that are necessary for Tenant’s business, (B) to the extent disclosed in the most recent HazMat Certificate, and (C) expressly approved by Landlord in writing. In all events such handling, usage and storage must at all times be in full compliance with any and all applicable local, state and federal environmental, health and/or safety-related laws, statutes, orders, standards, courts’ decisions, ordinances, rules and regulations (as interpreted by judicial and administrative decisions), decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future (collectively, the “Environmental Laws”). To the extent that Tenant is required to obtain Landlord’s consent, Tenant agrees that any changes to the type and/or quantities of Hazardous Materials specified in the most recent HazMat Certificate may be implemented only with the prior written consent of Landlord, which consent may be given or withheld in Landlord’s sole discretion. Tenant shall not be entitled nor permitted to install any tanks under, on or about the Premises for the storage of Hazardous Materials without the express written consent of Landlord, which may be given or withheld in Landlord’s sole discretion. Landlord shall have the right at all times during the Term to (i) inspect the Premises, (ii) conduct tests and investigations to determine whether Tenant is in compliance with this Section 27 or to determine if Hazardous Materials are present in, on or about the Premises, and (iii) request lists of all Hazardous Materials used, stored or otherwise located on, under or about any portion of the Premises and/or the Common Areas. The cost of all such inspections, tests and investigations (collectively, “Inspections”) shall be borne by Tenant, if Tenant or any of Tenant’s Representatives are directly or indirectly responsible for any contamination revealed by such Inspections. The aforementioned rights granted herein to Landlord and its representatives shall not create (a) a duty on Landlord’s part to perform Inspections, monitor or otherwise observe the Premises or Tenant’s and Tenant’s Representatives’ activities with respect to Hazardous Materials, including without limitation, Tenant’s operation, use and any remediation related thereto, or (b) liability on the part of Landlord and its representatives for Tenant’s handling, use, storage, disposal or remediation of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

        27.4 Tenant’s Environmental Obligations. If required by applicable Laws, Tenant shall post in and about the Premises Proposition 65 notices with respect to the Existing Hazardous Materials (defined below) and prepare and file any required Hazardous Materials Management Plan (the “HMMP”). Tenant shall also (i) inform all of its employees, workers and all persons working in and about the Premises (in particular, all construction workers) of the presence of Existing Hazardous Materials, and (ii) comply with, and cause all Tenant Representatives to comply with, the provisions of any O&M Manual prepared by or on behalf of Landlord with respect to the Premises. However, the O&M Manual shall not unduly restrict Tenant’s use of the Premises. Tenant shall promptly deliver to Landlord copies of the HMMP and all permits and plans and similar documents issued to Tenant or prepared by Tenant with respect to any Hazardous Materials used, stored or handled by Tenant in, on and about the Premises. Tenant shall give to Landlord immediate verbal and follow up written notice of any spills, releases, discharges, disposals, emissions, migrations, removals or transportation of Hazardous Materials on, under or about any portion of the Premises or in any Common Areas (collectively, a “Release”); provided, that Tenant has knowledge of such event(s). Tenant, at its sole cost and expense, covenants and warrants to promptly investigate, clean up, remove, restore and otherwise remediate (including, without limitation, preparation of any feasibility studies or reports and the performance of any and all closures) any Release of Hazardous Materials arising from or related to the acts or omissions of Tenant or Tenant’s Representatives such that the affected portions of the Premises and any adjacent property are returned to the condition existing prior to the appearance of such Hazardous Materials. Any such investigation, clean up, removal, restoration and other remediation shall only be performed after Tenant has obtained Landlord’s prior written consent, which consent shall not be unreasonably withheld so long as such actions would not potentially have a material adverse long-term or short-term effect on any portion of the Premises. Notwithstanding the foregoing, Tenant shall be entitled to respond immediately to an emergency without first obtaining Landlord’s prior written consent. Tenant, at its sole cost and expense, shall conduct and perform, or cause to be conducted and performed, all closures related to its use of Hazardous Materials as required by any Environmental Laws or any agencies or other governmental authorities having jurisdiction thereof. If Tenant fails to so promptly investigate, clean up, remove, restore, provide closure or otherwise so remediate a Release of Hazardous Materials by Tenant or Tenant’s Representatives, Landlord may, but without obligation to do so, take any and all steps necessary to rectify the same and Tenant shall promptly reimburse Landlord, upon written demand, for all costs and expenses to Landlord of performing investigation, clean up, removal, restoration, closure and remediation work. All such work undertaken by Tenant, as required herein, shall be performed in such a manner so as to enable Landlord to make full economic use of the Premises after the satisfactory completion of such work.

27.5 Environmental Indemnity. Tenant shall, protect, indemnify, defend (with counsel acceptable to Landlord) and hold Landlord and the other Indemnitees harmless from and against any and all Claims (including, without limitation, diminution in value of any portion of the Premises, damages for the loss of or restriction on the use of rentable or usable space, and from any adverse impact of Landlord’s marketing of any space within the Premises) arising at any time during or after the Term in connection with or related to, directly or indirectly, the use, presence or Release of Hazardous Materials on, in or about any portion of the Premises by Tenant or any of Tenant’s Representatives in violation of Laws or this Lease. Neither the written consent of Landlord to the presence, use or storage of Hazardous Materials in, on, under or about any portion of the Premises nor the strict compliance by Tenant with all Environmental Laws shall excuse Tenant from its obligations of indemnification pursuant hereto. Tenant shall not be relieved of its indemnification obligations under the provisions of this Section 27.5 due to Landlord’s status as either an “owner” or “operator” under any Environmental Laws.

27.6 Survival. Tenant’s obligations and liabilities under this Section 27 shall survive the expiration or earlier termination of this Lease. If Landlord determines that Tenant is in violation of any of the provisions of this Lease with respect to Hazardous Materials, then Landlord may require Tenant to hold over possession of the Premises until Tenant can surrender the Premises to Landlord in the condition in which the Premises existed prior to the appearance of such Hazardous Materials (except for reasonable wear and tear), including without limitation, performing closures as required by any Environmental Laws. For purposes hereof, the term “reasonable wear and tear” shall not include any deterioration in the condition or diminution of the value of any portion of the Premises in any manner whatsoever related to directly, or indirectly, Hazardous Materials. Any such holdover by Tenant will be with Landlord’s consent and will not be terminable by Tenant in any event or circumstance.

27.7 Disclosure. Pursuant to the provisions of California Health & Safety Code §25359.7, Landlord hereby discloses to Tenant that as of the Lease Date (i) the Lot contains certain Hazardous Materials, as such Hazardous Materials are more particularly described in (a) that certain Results of Baseline Soil and Groundwater Investigation prepared by EKI for the Current Landlord, dated December 14, 2001, (b) that certain Phase I Environmental Site Assessment, dated December 21, 2005, prepared by ENV America, (c) that certain Phase II Environmental Site Assessment, dated December 2005, prepared by ENV America, and (d) that certain Hazardous Materials Report (the “Asbestos Survey”) prepared for ENV America by Winzler & Kelly, dated December 16, 2005 (collectively, the “Environmental Reports”) and (ii) the Building contains asbestos containing materials in the locations and of the type and nature as designated and described in the Asbestos Survey. Landlord acknowledges and agrees that, to the best of Landlord’s knowledge, none of the environmental conditions or presence of Hazardous Materials (including any asbestos containing materials) on, in or under the Lot or located in the Building, as described in the Environmental Reports or the Asbestos Survey, as applicable (collectively, the “Existing Hazardous Materials”), have been in any way caused by Tenant or any of Tenant’s Representatives. Landlord will deliver to Tenant a copy of the Environmental Reports and any Asbestos Survey it obtains with respect to the Premises as soon as practicable after the Lease Date. To the extent required by applicable Laws, Landlord will also prepare and deliver to Tenant an O&M Manual with respect to the asbestos containing materials presently known to exist in the Building as specified in the Asbestos Survey.

27.8 Exculpation of Tenant. Tenant shall not be liable to Landlord for nor otherwise obligated to Landlord under any provision of this Lease with respect to the following: (i) any claim, remediation, obligation, investigation, liability, cause of action, attorney’s fees, consultants’ cost, expense or damage resulting from any of the Existing Hazardous Materials or any other Hazardous Materials present in, on or about the Premises, the Building or the Lot to the extent not caused nor otherwise permitted by Tenant or Tenant’s Representatives or (ii) the removal, investigation, monitoring or remediation of any of the Existing Hazardous Materials or any other Hazardous Materials present in, on or about the Premises, the Building or the Lot to the extent not caused by Tenant or Tenant’s Representatives; provided, however, Tenant shall be fully liable for and otherwise obligated to Landlord under the provisions of this Lease for all liabilities, costs, damages, penalties, claims, judgments, expenses (including without limitation, reasonable attorneys’ and experts fees and costs) and losses to the extent (a) Tenant or any of Tenant’s Representatives exacerbates the conditions caused by such Hazardous Materials or Existing Hazardous Materials, (b) Tenant and/or Tenant’s Representatives allows or permits persons over which Tenant or any of Tenant’s Representatives has control, and/or for which Tenant or any of Tenant’s Representatives are legally responsible for, to cause Hazardous Materials to be present in, on, under, through or about any portion of the Premises or the Building or the Lot in violation of Laws, or (c) Tenant and/or any of Tenant’s Representatives does not take all reasonably appropriate actions to prevent such persons over which Tenant or any of Tenant’s Representatives has control and/or for which Tenant or any of Tenant’s Representatives are legally responsible from causing the presence of Hazardous Materials in, on, under, through or about any portion of the Premises, the Building or the Lot in violation of Laws and/or the provisions of this Lease.

28. Financial Statements.

Tenant and any permitted Transferee, for the reliance of Landlord, any lender holding or anticipated to acquire a lien upon any portion of the Premises or any prospective purchaser of any portion of the Premises, shall deliver to Landlord the then current audited financial statements of Tenant (including interim periods following the end of the last fiscal year for which annual statements are available) within ten (10) days after Landlord’s request therefor, but not more often than once annually so long as Tenant is not in material default of this Lease. If audited financial statements have not been prepared, Tenant and any permitted Transferee shall provide Landlord with unaudited financial statements (certified by an authorized representative or officer of Tenant), which reflect the financial condition of Tenant and any permitted Transferee, as applicable. Landlord shall hold such information confidential except Landlord may disclose such information to Landlord’s lenders, attorneys, accountants, financial advisors, prospective purchasers of the Property, or as otherwise required by law or court order.

29. General Provisions

29.1 Time. Time is of the essence in this Lease and with respect to each and all of its provisions in which performance is a factor.

29.2 Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

29.3 Recordation. Tenant shall not record this Lease or a short form memorandum hereof.

29.4 Landlord Exculpation. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the amount of the actual interest of Landlord and its present or future partners or members in the Property (including rents due from tenants and insurance, condemnation, and sales proceeds), and Tenant agrees to look solely to the amount of Landlord’s interest in the Building (including rents due from tenants and insurance, condemnation, and sales proceeds) for satisfaction of any liability and shall not look to other assets of Landlord nor seek any recourse against the personal assets of the individual partners, members, directors, officers, shareholders, agents or employees of Landlord, including without limitation, any property management company of Landlord (collectively, the “Landlord Parties”). It is the parties’ intention that Landlord and the Landlord Parties shall not in any event or circumstance be personally liable, in any manner whatsoever, for any judgment or deficiency hereunder or with respect to this Lease. The liability of Landlord under this Lease is limited to its actual period of ownership of title to the Building.

29.5 Severability and Governing Law. Any provisions of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provisions shall remain in full force and effect. This Lease shall be enforced, governed by and construed in accordance with, the laws of the State of California.

29.6 Attorneys’ Fees. In the event any dispute between the parties results in litigation or other proceeding, the prevailing party shall be reimbursed by the party not prevailing therein for all reasonable costs and expenses, including, without limitation, reasonable attorneys’ and experts’ fees and costs incurred by the prevailing party in connection with such litigation or other proceeding, and any appeal thereof. Such costs, expenses and fees shall be included in and made a part of any judgment recovered by the prevailing party.

29.7 Entire Agreement. It is understood and agreed that there are no oral agreements between the parties hereto affecting this Lease and this Lease (including all exhibits and addenda) supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. This Lease and any separate agreement executed by Landlord and Tenant in connection with this Lease and dated of even date herewith (a) contain all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Premises, and (b) shall be considered to be the only agreement between the parties hereto and their representatives and agents. This Lease may not be modified, deleted or added to except by a writing signed by the parties hereto. All negotiations and oral agreements have been merged into and are included herein. There are no other representations or warranties between the parties, and all reliance with respect to representations is based totally upon the representations and agreements contained in this Lease. The parties acknowledge that (i) each party and/or its counsel have reviewed and revised this Lease, and (ii) no rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall be employed in the interpretation or enforcement of this Lease or any amendments or exhibits to this Lease or any document executed and delivered by either party in connection with this Lease.

29.8 Warranty of Authority. On the date that Tenant executes this Lease, Tenant shall deliver to Landlord such documents as Landlord may reasonably request with regard to the lawful existence of Tenant. Landlord and Tenant each represent and warrant that each person executing this Lease on behalf of such party (i) is duly and validly authorized to do so on behalf of the entity it purports to so bind, and (ii) if such party is a limited liability company, partnership, corporation or trustee, that such limited liability company, partnership, corporation or trustee has full right and authority to enter into this Lease and perform all of its obligations hereunder. Each Party hereby warrants that this Lease is legal, valid and binding upon such party.

29.9 Notices. All notices, demands, statements or communications (collectively, “Notices”) given or required to be given by either party to the other hereunder shall be in writing, shall be sent by United States certified or registered mail, postage prepaid, return receipt requested, delivered by a nationally recognized same-day or overnight courier (e.g. FedEx or UPS) or delivered personally (i) to Tenant at the Tenant’s Address set forth in the Basic Lease Information, or to such other place as Tenant may from time to time designate in a Notice to Landlord; or (ii) to Landlord at Landlord’s Address set forth in the Basic Lease Information, or to such other firm or to such other place as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given on the date that is three (3) business days following the date it is mailed as provided in this Section 29.9, upon the first (1st) business day after delivery to a nationally recognized same-day or overnight courier, or upon the date personal delivery is made.

29.10 Joint and Several. If Tenant consists of more than one person or entity, the obligations of all such persons or entities shall be joint and several.

29.11 Confidentiality. Tenant acknowledges that the contents of this Lease and any related documents are confidential information. Tenant shall keep and maintain such information strictly confidential and shall not disclose such confidential information to any person or entity other than (a) Tenant’s financial, legal and space planning consultants, (b) as required to make or defend any Claims, or (c) as required by Law. Landlord agrees to hold as confidential any non-public financial or proprietary information disclosed by Tenant in connection with the negotiation and execution of this Lease; provided, however, Landlord may disclose such information to Landlord’s lenders, attorneys, accountants, financial advisors, prospective purchasers of the Property, or as otherwise required by Law or court order.

29.12 Landlord Renovations. Tenant acknowledges that Landlord may from time to time, at Landlord’s sole option, renovate, improve, develop, alter or modify (collectively, “Renovations”) portions of the Premises, and Common Areas, including without limitation, systems and equipment, roof, and structural portions of the same; provided Landlord shall utilize commercially reasonable efforts to minimize the disruption and interference with Tenant’s business and operations at the Premises. In connection with such Renovations, Landlord may, among other things, erect scaffolding or other necessary structures in the Premises, limit or eliminate access to portions of the Premises, including portions of the Common Areas, or perform work in the Premises, which work may create noise, dust or leave debris in the Premises. Tenant hereby agrees that such Renovations and Landlord’s actions in connection with such Renovations shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent. Landlord shall have no responsibility, or for any reason be liable to Tenant, for any direct or indirect injury to or interference with Tenant’s business arising from the Renovations, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant’s Property, Alterations or improvements resulting from the Renovations or Landlord’s actions in connection with such Renovations, or for any inconvenience or annoyance occasioned by such Renovations or Landlord’s actions in connection with such Renovations; provided Landlord shall utilize commercially reasonable efforts to minimize the disruption and interference with Tenant’s business and operations at the Premises.

29.13 Waiver of Jury Trial. The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way related to this Lease, the relationship of Landlord and Tenant, Tenant’s use or occupancy of the Premises or the Building, and/or any claim of injury, loss or damage.

        29.14 Submission of Lease. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

29.15 Approvals. Whenever this Lease requires an approval, consent, determination, selection or judgment by either Landlord or Tenant, unless another standard is expressly set forth, such approval, consent, determination, selection or judgment and any conditions imposed thereby shall be reasonable and shall not be unreasonably withheld or delayed. In exercising any right or remedy hereunder, each party shall at all times act reasonably and in good faith.

30. Signs.

To the extent in compliance with all applicable Laws, Development Documents and Recorded Matters, all signs and graphics of every kind visible from any Common Area or by the public existing as of the Commencement Date are hereby approved by Landlord. All new signs and graphics of every kind visible from any Common Area or by the public shall be subject to (i) Landlord’s prior written approval and (ii) compliance with all applicable Laws, Development Documents, Recorded Matters, Rules and Regulations, and Landlord’s reasonable sign criteria (“Sign Criteria”) as same may exist from time to time. Tenant shall remove all such signs and graphics prior to the expiration or earlier termination of this Lease. Such installations and removals shall be made in a manner as to avoid damage or defacement of the Premises. Tenant shall repair any such damage, including without limitation, discoloration caused by such installation or removal. Landlord shall have the right, at its option, to deduct from the Security Deposit such sums as are reasonably necessary to remove such signs and make any repairs necessitated by such removal. Notwithstanding the foregoing, in no event shall any neon, flashing or moving sign(s) be permitted hereunder. Tenant further agrees to maintain each such sign and graphics, as may be approved, in good condition and repair at all times.

31. Mortgagee Protection

Upon any default on the part of Landlord, Tenant will give written Notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises who has provided Tenant with Notice of their interest together with an address for receiving Notice, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure. If such default cannot be cured within such time period, then such additional time as may be necessary will be given to such beneficiary or mortgagee to effect such cure so long as such beneficiary or mortgagee has commenced the cure within the original time period and thereafter diligently pursues such cure to completion, in which event this Lease shall not be terminated while such cure is being diligently pursued. Tenant agrees that each lender to whom this Lease has been assigned by Landlord is an express third party beneficiary hereof. Except for the Advance Rent, Tenant shall not make any prepayment of Rent more than one (1) month in advance without the prior written consent of each such lender. Tenant waives the collection of any deposit from each such lender or purchaser at a foreclosure sale unless said lender or purchaser shall have actually received and not refunded the deposit. Tenant agrees to make all payments under this Lease to the lender with the most senior encumbrance upon receiving a direction, in writing, to pay said amounts to such lender. Tenant shall comply with such written direction to pay without determining whether an event of default exists under such lender’s loan to Landlord. If, in connection with obtaining financing for the Premises, Landlord’s lender shall request reasonable modification(s) to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not materially and adversely affect Tenant’s rights hereunder, including Tenant’s use, occupancy or quiet enjoyment of the Premises or materially increase Tenant’s obligations hereunder. Landlord shall credit Tenant for any payments made to such lender pursuant to such direction.

32. Warranties of Tenant

Tenant warrants and represents to Landlord, for the express benefit of Landlord, that Tenant has undertaken a complete and independent evaluation of the risks inherent in the execution of this Lease and the operation of the Premises for the use permitted hereby, and that, based upon said independent evaluation, Tenant has elected to enter into this Lease and hereby assumes all risks with respect thereto. Tenant further warrants and represents to Landlord, for the express benefit of Landlord, that in entering into this Lease, Tenant has not relied upon any statement, fact, promise or representation (whether express or implied, written or oral) not specifically set forth herein and that any statement, fact, promise or representation (whether express or implied, written or oral) made at any time to Tenant, which is not expressly incorporated herein, is hereby waived by Tenant.

33. Brokerage Commission

Landlord and Tenant each represents and warrants for the benefit of the other that it has had no dealings with any real estate broker, agent or finder in connection with the Premises and/or the negotiation of this Lease, except for the Broker(s) specified in the Basic Lease Information, and that it knows of no other real estate broker, agent or finder who is or might be entitled to a real estate brokerage commission or finder’s fee in connection with this Lease or otherwise based upon contacts between the claimant and Tenant. Each party shall indemnify and hold harmless the other from and against any and Claims with respect to a fee or commission by any real estate broker, agent or finder in connection with the Premises and this Lease other than the Broker(s) (if any) resulting from the actions of the indemnifying party. Unless expressly agreed to in writing by Landlord and Broker(s), no real estate brokerage commission or finder’s fee shall be owed to, or otherwise payable to, the Broker(s) for any renewals or other extensions of the initial term of this Lease or for any additional space leased by Tenant other than the Premises as same exists as of the Lease Date. Tenant further represents and warrants to Landlord that Tenant will not receive (i) any portion of any brokerage commission or finder’s fee payable to the Broker(s) in connection with this Lease or (ii) any other form of compensation or incentive from the Broker(s) with respect to this Lease.

34. Quiet Enjoyment

Landlord covenants with Tenant, upon the paying of Rent and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept within applicable notice and cure periods in each case, and during the periods that Tenant is not otherwise in default beyond applicable notice and cure periods of this Lease, and subject to the rights of any of Landlord’s lenders, (i) that Tenant shall and may peaceably and quietly have, hold, occupy and enjoy the Premises and Common Areas during the Term, and (ii) neither Landlord, nor any successor or assign of Landlord, shall disturb Tenant’s occupancy or enjoyment of the Premises and Common Areas. The foregoing covenant is in lieu of any other covenant express or implied.

35. Letter of Credit

        35.1 Tenant acknowledges that Landlord has advised Tenant that Pacific Coast Capital Funding, LLC (collectively, with its successors and assigns, “PCCF”), is providing a loan (the “Loan”) to Landlord for Landlord’s acquisition of the Lot, the Building and the Premises. The Loan will be secured by a deed of trust to be recorded against the Lot and the Building, which deed of trust, along with all other documents between PCCF and Landlord concerning the Loan, are collectively referred to as the “Loan Documents”. Tenant further acknowledges that, as required by the Loan Documents, (X) Landlord has assigned to PCCF its rights and interests in and to this Lease and the Rent, as security for repayment of the Loan and (Y) PCCF shall be the named Beneficiary of the Letter of Credit (defined below). Three (3) business days prior to the Anticipated Commencement Date, Tenant shall deliver to Landlord (for the benefit of and delivery to PCCF), as collateral for the full and faithful performance by Tenant of all of its obligations under this Lease and for all losses and damages Landlord and/or PCCF (solely as assignee of Landlord’s interest in this Lease) may suffer as a result of any default by Tenant of this Lease, an irrevocable and unconditional negotiable standby letter of credit (the “Letter of Credit”), in the form and containing the terms required herein, payable in Santa Clara County, California, running in favor of PCCF issued by a solvent nationally recognized bank or financial institution, under the supervision of the Superintendent of Banks of the State of California, or a National Banking Association, in the amount of Six Hundred Twelve Thousand Dollars ($612,000) (the “LC Amount”). The Letter of Credit shall be (i) at sight and irrevocable and unconditional, (ii) subject to the terms of this Section 35, maintained in effect, whether through replacement, renewal or extension, for the period from the Commencement Date of the Lease and continuing until the date which is thirty (30) days after the Expiration Date of the Lease (the “Letter of Credit Expiration Date”) and Tenant shall deliver a new Letter of Credit or certificate of renewal or extension to Landlord, for the benefit of PCCF, at least thirty (30) days prior to the expiration of the Letter of Credit then held by PCCF, without any action whatsoever on the part of Landlord or PCCF, (iii) subject to the Uniform Customs and Practices for Documentary Credits (1993-Rev) International Chamber of Commerce Publication #500, (iv) fully assignable by PCCF and permit partial draws. In addition to the foregoing, the form and terms of the Letter of Credit and the bank issuing the same (the “Bank”) shall be acceptable to PCCF, in PCCF’s reasonable discretion, and shall provide, among other things, in effect that: (A) PCCF, or its then authorized agent, shall have the right to draw down an amount up to the face amount of the Letter of Credit upon the presentation to the Bank of PCCF’s (or PCCF’s authorized agent’s) statement that (1) such amount is due to Landlord under the terms and conditions of this Lease, (2) Tenant has filed a voluntary petition under the Federal Bankruptcy Code or (3) an involuntary petition has been filed against Tenant under the Federal Bankruptcy code, it being understood that if PCCF or its authorized agent be a limited liability company, corporation, partnership or other entity, then such statement shall be signed by a managing member (if a limited liability company) an officer (if a corporation), a general partner (if a partnership), or any authorized party (if another entity); (B) the Letter of Credit will be honored by the Bank without inquiry as to the accuracy thereof and regardless of whether the Tenant disputes the content of such statement; and (C) in the event of a transfer of Landlord’s interest in the Building and/or Landlord has unconditionally paid the Loan in full (as applicable), PCCF shall transfer the Letter of Credit (or cause a substitute letter of credit to be delivered, as applicable), to the transferee as directed by Landlord and thereupon Landlord and PCCF shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the whole or any portion of said Letter of Credit to such transferee or successor-in-interest to Landlord, as the case may be.

35.2 Tenant hereby acknowledges and agrees that (i) Landlord is entering into this Lease in material reliance upon the ability of PCCF to draw upon the Letter of Credit upon the occurrence of any default on the part of Tenant hereunder, and (ii) PCCF provided the Loan to Landlord in material reliance upon the ability of PCCF to draw upon the Letter of Credit upon the occurrence of any default on the part of Tenant hereunder. Tenant further acknowledges and agrees that if PCCF cannot draw upon the Letter of Credit within the times and in the manner as anticipated by PCCF herein, Landlord and PCCF shall suffer irreparable damage, harm and injury. From time to time during the Term of this Lease it is anticipated by the parties that the Letter of Credit will need to be amended, modified and, possibly reissued. Landlord and Tenant hereby covenant and agree to cooperate with one another to promptly effectuate any such commercially reasonable amendments, modifications and new issuances, including without limitation, executing and submitting to the Bank any and all documents or instruments as may be reasonably required to effectuate same. Each and every time during the Term of this Lease there is a change in the identity or address of the parties, including without limitation, any change in the identity of Landlord or PCCF due to (A) the sale, transfer or other conveyance by Landlord of its rights and interests in, to and under this Lease to any other party, person or entity, (B) the payoff or refinance of the Loan by Landlord, or (C) the assignment or transfer by PCCF of its rights and interests in, to and under the Loan, as applicable, the Letter of Credit shall immediately be amended or reissued to reflect such changes and the parties hereby agree to execute and submit to the Bank such further applications, documents and instruments as may be reasonably necessary to effectuate same. It is the intention of the parties that each and every successor and assign of each of Landlord, PCCF and Tenant be bound by and subject to the terms and provisions of this Section 35. PCCF may, at any time and without notice to Tenant and without first obtaining Tenant’s consent thereto, assign all or any portion of its interest in and to the Letter of Credit to another party, person or entity, regardless of whether or not such assignment is separate from or as a part of the assignment by Landlord or PCCF, as applicable, of its rights and interests in and to this Lease.

35.3 If, as a result of any such application or use of all or any part of the Letter of Credit, the amount of the Letter of Credit shall be less than the LC Amount, Tenant shall, within five (5) days thereafter, provide Landlord (for PCCF’s benefit) with additional letter(s) of credit in an amount equal to the deficiency (or a replacement letter of credit in the total amount of the LC Amount) and any such additional (or replacement) letter of credit shall comply with all of the provisions of this Section 35, and if Tenant fails to comply with the foregoing, notwithstanding anything to the contrary contained in Section 18 hereof, the same shall constitute an incurable default by Tenant. Tenant further covenants and warrants that it will neither assign nor encumber the Letter of Credit or any part thereof and that neither Landlord or PCCF nor any of their respective successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. Without limiting the generality of the foregoing, if the Letter of Credit expires earlier than the Letter of Credit Expiration Date, Landlord (for PCCF’s benefit) will accept a renewal letter of credit or substitute letter of credit (such renewal or substitute letter of credit to be in effect not later than thirty (30) days prior to the expiration of the Letter of Credit), which shall be irrevocable and automatically renewable as above provided through the Letter of Credit Expiration Date upon the same terms as the expiring Letter of Credit or such other terms as may be acceptable to Landlord and PCCF, in their sole discretion. However, if the Letter of Credit is not timely renewed or a substitute letter of credit is not timely received, or if Tenant fails to maintain the Letter of Credit in the amount and in accordance with the terms set forth in this Section 35, PCCF shall have the right to present the Letter of Credit to the Bank in accordance with the terms of this Section 35, and the proceeds of the Letter of Credit may be applied by PCCF against any Rent payable by Tenant under this Lease that is not paid when due and/or to pay for all losses and damages that Landlord and/or PCCF (solely as assignee of Landlord’s interest in this Lease) has suffered or that Landlord and/or PCCF (solely as assignee of Landlord’s interest in this Lease) reasonably estimates that it will suffer as a result of any default by Tenant under this Lease. Any unused proceeds need not be segregated from Landlord’s or PCCF’s other assets. Landlord agrees to cause PCCF to pay to Tenant within thirty (30) days after the Letter of Credit Expiration Date the amount of any proceeds of the Letter of Credit received by Landlord or PCCF and not applied against any Rent payable by Tenant under this Lease that was not paid when due or used to pay for any losses and/or damages suffered by Landlord or PCCF ) solely as assignee of Landlord’s interest in this Lease) (or reasonably estimated by Landlord or PCCF, solely as assignee of Landlord’s interest in this Lease, that it will suffer) as a result of any default by Tenant under this Lease; provided, however, that if prior to the Letter of Credit Expiration Date, a voluntary petition is filed by Tenant, or an involuntary petition is filed against Tenant by any of Tenant’s creditors, under the Federal Bankruptcy Code, then neither PCCF nor Landlord shall be obligated to make such payment in the amount of the unused Letter of Credit proceeds until either all preference issues relating to payments under this Lease have been resolved in such bankruptcy or reorganization case or such bankruptcy or reorganization case has been dismissed. In the event that PCCF draws upon the Letter of Credit solely due to Tenant’s failure to renew the Letter of Credit at least thirty (30) days before its expiration, such failure to renew shall not constitute a default hereunder so long as (i) no other event of default occurs hereunder beyond applicable notice and cure periods and (ii) Tenant renews the Letter of Credit before the actual expiration date of the Letter of Credit. Provided Tenant is not in default of its obligations under this Lease, upon receipt of a replacement Letter of Credit that satisfies the requirements hereunder, Landlord or PCCF, as applicable, shall return the cash proceeds of the original Letter of Credit drawn by PCCF minus any amounts necessary to compensate Landlord or PCCF (solely as assignee of Landlord’s interest in this Lease) for any past due Rent, damages, costs, expenses or attorneys’ fees incurred hereunder related to Tenant’s failure to timely replenish the Letter of Credit.

        35.4 If there shall occur a default of this Lease as set forth in Section 18 of this Lease, PCCF may, but without obligation to do so, and without notice draw upon the Letter of Credit, in part or in whole, to the extent required to cure any default of Tenant and/or to compensate Landlord or PCCF (as applicable and with respect to PCCF, solely as assignee of Landlord’s interest in this Lease) for any and all damages of any kind or nature sustained or which may be sustained by Landlord or PCCF to the extent resulting from Tenant’s default. Tenant agrees not to interfere in any way with payment to PCCF of the proceeds of the Letter of Credit, either prior to or following a “draw” by PCCF of any portion of the Letter of Credit, regardless of whether any dispute exists between Tenant and Landlord as to PCCF’s right to draw from the Letter of Credit. No condition or term of this Lease shall be deemed to render the Letter of Credit conditional to justify the issuer of the Letter of Credit in failing to honor a drawing upon such Letter of Credit in a timely manner. Subject to the provisions of this Section 35, from the Commencement Date through the Letter of Credit Expiration Date, Tenant agrees and acknowledges that it has no property interest whatsoever in the Letter of Credit or the proceeds thereof and that, in the event Tenant becomes a debtor under any chapter of the Federal Bankruptcy Code, neither Tenant, any trustee, nor Tenant’s bankruptcy estate shall have any right to restrict or limit Landlord’s claim and/or rights to the Letter of Credit and/or the proceeds thereof by application of Section 502(b)(6) of the Federal Bankruptcy Code.

35.5 Landlord and Tenant acknowledge and agree that in no event or circumstance shall the Letter of Credit or any renewal thereof or substitute therefor be (x) deemed to be or treated as a “security deposit” within the meaning of California Civil Code Section 1950.7 (as supplemented, amended, replaced and substituted from time to time), (y) subject to the terms of such Section 1950.7 (as supplemented, amended, replaced and substituted from time to time), or (z) intended to serve as a “security deposit” within the meaning of such Section 1950.7 (as supplemented, amended, replaced and substituted from time to time). The parties hereto (a) recite that the Letter of Credit is not intended to serve as a security deposit and such Section 1950.7 (as supplemented, amended, replaced and substituted from time to time), and any and all other laws, rules and regulations applicable to security deposits in the commercial context (“Security Deposit Laws”) shall have no applicability or relevancy thereto and (b) waive any and all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Security Deposit Laws.

35.6 So long as Tenant has not at any time been, or is currently not in default of this Lease beyond any applicable notice and cure periods: (i) if at any time following the second (2nd) year of the Term of this Lease, Tenant has three (3) consecutive fiscal quarters of positive net cash flow (as reported in Tenant’s audited annual financial statements as prepared by a certified public accountant), then the face amount of the Letter of Credit shall decline to Three Hundred Six Thousand Dollars ($306,000.00) (the

“Initial LC Reduction”), and (ii) following the Initial LC Reduction, if Tenant has two (2) consecutive fiscal quarters of positive net cash flow in excess of Four Million Dollars ($4,000,000.00) per quarter (as reported in Tenant’s audited annual financial statements as prepared by a certified public accountant), then the face amount of the Letter of Credit shall decline to One Hundred Fifty-three Thousand Dollars ($153,000.00). Such reductions of the face amount of the Letter of Credit shall be effectuated by amending the Letter of Credit and the parties hereby agree to execute and submit to the Bank such applications, documents and instruments as may be necessary to effectuate same. In addition to the foregoing, each and every time during the Term of this Lease there is a change in the identity or address of the parties, including without limitation, any change in the identity of (a) Landlord due to the sale, transfer or other conveyance by Landlord of its rights and interests in, to and under this Lease to any other party, person or entity, or (b) Landlord’s lender due to the payoff or refinance of the Loan, or (c) PCCF due to the sale or other conveyance of the Loan by PCCF, the Letter of Credit shall immediately be amended to reflect such changes and the parties hereby agree to execute and submit to the Bank such applications, documents and instruments as may be necessary to effectuate same.

36. Right of First Offer

36.1 Grant of Right of First Offer. During the first thirty-six (36) months of the Term only, Tenant shall have a one-time right of first offer (the “Right of First Offer”) to purchase the Property. Tenant’s Right of First Offer, as granted herein, shall be void if (i) Tenant has been in default in the performance of any of Tenant’s obligations under the Lease beyond any applicable cure period at any time during the term of this Lease, (ii) on the date of Landlord’s Availability Notice (defined below) Tenant is then in default in the performance of any of its obligations under the Lease, (iii) Tenant has assigned its interest in the Lease, or (iv) the Premises are being subleased at the time that this Right of First Offer is offered.

36.2 Notice of Offer. Provided the above conditions are satisfied, and Landlord desires to sell the Property, Landlord shall give Tenant written notice of such desire to sell the Property (“Landlord’s Availability Notice”) and Tenant shall have the right to exercise Tenant’s Right of First Offer. Tenant shall have a period of ten (10) business days following receipt of Landlord’s Availability Notice to submit written notice to Landlord of Tenant’s election to purchase the Property (the “ROFO Notice”). If Tenant fails to deliver to Landlord the ROFO Notice within the time specified herein, it shall be deemed that (a) Tenant has elected not to offer to purchase the Property; (b) Landlord may thereafter enter into negotiations with any person or entity and/or negotiate and consummate an agreement to sell the Property with any person or entity on any terms and conditions Landlord, in its sole and absolute discretion, shall deem desirable; and (c) all rights under this Right of First Offer and the Purchase Option (defined below) shall terminate and be of no further force or effect. Time is of the essence herein. Notwithstanding anything to the contrary herein contained, in the event that the Landlord shall receive an offer to purchase all or substantially all of its portfolio, which offer is conditioned on the Premises being included in the assets to be purchased, the Right of First Offer herein contained shall not apply to such offer and Tenant waives its rights hereunder in respect of such sale.

36.3 Purchase Agreement. In the event Tenant exercises this Right of First Offer as herein provided, the parties shall have ten (10) business days after Landlord receives the ROFO Notice from Tenant in which to execute a purchase agreement setting forth the agreed-upon terms; provided, the parties hereby agree that the purchase price for the Property shall be Nine Million Nine Hundred Twenty-six Thousand Dollars ($9,926,000) and the Property shall be conveyed to Tenant on an AS-IS basis on Landlord’s standard form purchase agreement. In the event Landlord and Tenant are unable to enter into a purchase and sale agreement within the above-referenced ten (10) business day period, it shall be deemed that (i) Tenant has elected not to purchase the Property; (ii) Landlord may thereafter enter into negotiations with any person or entity and/or negotiate and consummate an agreement to sell the Property with any person or entity on any terms and conditions Landlord, in its sole and absolute discretion, shall deem desirable; and (iii) all rights under this Right of First Offer and the Purchase Option shall terminate and be of no further force or effect.

36.4 Assignment. This Right of First Offer is personal to Tenant and may not be assigned, voluntarily or involuntarily, separate from or as a part of the Lease. Any such attempted assignment in violation of the foregoing shall be null and void and render the Right of First Offer invalid.

37. Option to Purchase

37.1 Grant of Purchase Option. Landlord hereby grants to Tenant the right and option (the “Purchase Option”) to purchase the Property subject to all of the terms, conditions and provisions contained in this Section 37. The purchase price for the Property shall be Nine Million Nine Hundred Twenty-six Thousand Dollars ($9,926,000) and the Property shall be conveyed to Tenant on an AS-IS basis on Landlord’s standard form purchase agreement. Notwithstanding anything to the contrary contained herein, (i) if Landlord delivers a Landlord’s Availability Notice pursuant to Section 36 above, the Purchase Option shall immediately terminate and be of no further force or effect as of the date of delivery of such Landlord’s Availability Notice, and (ii) if Tenant is in default of its obligations under this Lease beyond any applicable cure period at any time during the term of this Lease, then the Purchase Option granted herein shall immediately expire, lapse and terminate for all purposes as of the date of the occurrence of such uncured default and thereafter shall be of no further force or effect.

        37.2 Term of Purchase Option. The term of the Purchase Option (the “Purchase Option Term”) shall be for a period of twelve (12) months, commencing on the first (1st) day of the twenty-fifth (25th) month of the Term of this Lease and ending on the last day of the thirty-sixth (36th) month of the Term of this Lease. Unless timely and properly exercised as provided herein, the Purchase Option shall expire, lapse and terminate for all purposes at the end of the Purchase Option Term and thereafter shall be of no further force or effect.

37.3 Exercise of Purchase Option. Tenant shall exercise the Purchase Option, if at all, by (i) delivering written notice to Landlord during the Purchase Option Term (the “Purchase Notice”). In the event Tenant properly and timely exercises the Purchase Option as herein provided, the parties shall have ten (10) business days after Landlord receives the Purchase Notice from Tenant in which to execute a purchase agreement setting forth the agreed-upon terms. If the parties fail to execute and deliver such purchase agreement within said ten (10) business day period, the Purchase Option shall immediately expire and be of no further force or effect.

37.4 Assignment. The Purchase Option is personal to Tenant and may not be assigned, voluntarily or involuntarily, to any party or entity, separate from or as part of the Lease. Any such attempted assignment in violation of the foregoing shall be null and void and render the Purchase Option invalid.

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IN WITNESS WHEREOF, this Lease is executed by the parties as of the Lease Date specified in the Basic Lease Information.

LANDLORD:

LEGACY PARTNERS I SUNNYVALE, LLC, a Delaware limited liability company

By:	LEGACY PARTNERS COMMERCIAL, L.P.,
a California limited partnership,
as Property Manager and Agent for Landlord

	By:	LEGACY PARTNERS COMMERCIAL, INC.,
General Partner

		By:	/s/ Debra Smith
Debra Smith
		Its:	Executive Vice President

Date: January 11, 2006

TENANT:

Infinera Corporation, a Delaware corporation

By:	/s/ W. R. Zerella
Name:	W. R. Zerella
Title:	Chief Financial Officer

By:	/s/ Michael O. McCarthy
Name:	Michael O. McCarthy
Title:	VP, General Counsel and Secretary

If Tenant is a CORPORATION, the authorized officers must sign on behalf of the corporation and indicate the capacity in which they are signing. This Lease must be executed by the president or vice-president and the secretary or assistant secretary, unless the bylaws or a resolution of the board of directors shall otherwise provide, in which event, the bylaws or a certified copy of the resolution, as the case may be, must be attached to this Lease.

Exhibit A

Legal Description of the Premises

This exhibit, entitled “Legal Description of the Premises”, is and shall constitute Exhibit A to that certain Lease Agreement dated for reference purposes as of December 20, 2005 (the “Lease”), by and between Legacy Partners I Sunnyvale, LLC, a Delaware limited liability company (“Landlord”) and Infinera Corporation, a Delaware corporation (“Tenant”) for the leasing of certain premises located at 1320 - 1322 Bordeaux Drive, Sunnyvale, California (the “Premises”).

The Premises consist of the rentable square footage of space specified in the Basic Lease Information and has the address specified in the Basic Lease Information. The Premises are a part of and are contained in the Building specified in the Basic Lease Information.

[Graphic Omitted]

Exhibit A, Page 1

Exhibit C

Rules and Regulations

This exhibit, entitled “Rules & Regulations”, is and shall constitute Exhibit C to that certain Lease Agreement dated for reference purposes as of December 20, 2005 (the “Lease”), by and between Legacy Partners I Sunnyvale, LLC, a Delaware limited liability company (“Landlord”), and Infinera Corporation, a Delaware corporation (“Tenant”), for the leasing of certain premises located at 1320 - 1322 Bordeaux Drive, Sunnyvale, California (the “Premises”). The terms, conditions and provisions of this Exhibit C are hereby incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.

1. Subject to Section 30 of the Lease, no advertisement, picture or sign of any sort shall be displayed on or outside the Premises or the Building without the prior written consent of Landlord. Landlord shall have the right to remove any such unapproved item without Notice and at Tenant’s expense.

2. Tenant shall park motor vehicles in those general parking areas, as designated by Landlord, except for loading and unloading. Tenant shall not regularly park motor vehicles in designated parking areas after the conclusion of normal daily business activity.

3. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord without the prior written consent of Landlord.

4. Tenant shall not alter any lock or install any new locks or bolts on any door at the Premises without the prior consent of Landlord.

5. Except to the extent compatible with the Permitted Uses, or as disclosed in the Initial HazMat Certificate, and subject to Section 27 of the Lease, Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance or any flammable or combustible materials in or around the Premises or the Building.

6. No person shall go on the roof without Landlord’s permission, except as required to conduct maintenance and repairs.

7. Tenant shall use reasonable efforts to ensure that all goods, including material used to store goods, delivered to the Premises shall be immediately moved into the Premises and shall not be left in parking or receiving areas overnight. Tenant shall not store or permit the storage or placement of goods, merchandise, pallet ors equipment of any sort outside of the Premises or Building. No displays or sales of merchandise are allowed in the parking lots or other portions of the Common Areas.

8. Tractor trailers which must be unhooked or parked with dolly wheels beyond the concrete loading areas must use steel plates or wood blocks under the dolly wheels to prevent damage to the asphalt paving surfaces. No parking or storing of such trailers will be permitted in the auto parking areas of the Property or on streets adjacent thereto.

9. Forklifts which operate on asphalt paving areas shall not have solid rubber tires and shall only use tires that do not damage the asphalt.

10. Tenant is responsible for the storage and removal of all trash and refuse. All such trash and refuse shall be contained in suitable receptacles and stored behind screened enclosures at locations approved by Landlord.

11. Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in the Premises, Building, Common Areas or the Property.

12. Tenant shall not permit (i) any motor vehicles to be washed in any portion of the Premises or Common Areas, and (ii) any mechanical work or maintenance of motor vehicles to be performed in any portion of the Premises or Common Areas.

Exhibit C, Page 1

Exhibit D

Covenants, Conditions and Restrictions

See Attached

Exhibit D, Page 1

SO 354157 EMW

APN 110-26-2

Arb 1 ORS 224

When recorded return to:

The Prudential Insurance Co. of America

Mr. Lee Cashion

555 California St. - Suite 2400

San Francisco, CA 94104

DECLARATION OF PROTECTIVE COVENANTS

MOFFETT INDUSTRIAL PARK NO. 2

THIS DECLARATION, made this 31st day of August, 1973, by THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (hereinafter called Prudential), a New Jersey corporation,

W I T N E S S E T H:

WHEREAS Prudential is the owner of that certain real property located in the City of Sunnyvale, County of Santa Clara, State of California, described in Exhibit “A” (hereinafter called Moffett Industrial Park No. 2), and

WHEREAS Prudential proposes to subdivide Moffett Industrial Park No. 2 and to subject it to the following restrictions:

NOW, THEREFORE, Prudential hereby declares that Moffett Industrial Park No. 2 is and shall be held, conveyed, encumbered, leased and used subject to the following uniform restrictions, covenants and equitable servitudes in furtherance of a plan for the subdivision, improvement and sale thereof and to enhance the value, desirability and attractiveness of Moffett Industrial Park No. 2, the restrictions set forth herein shall run with the real property included within Moffett Industrial Park No. 2 shall be binding upon all persons having or acquiring any interest in such real property or any part thereof, shall inure to the benefit of every portion of Moffett Industrial Park No. 2 and any interest therein and shall inure to the benefit of and be binding upon each successor in interest of Prudential and may be enforced by Prudential or its successors in interest or by any Owner (as defined in Article 1 below) or his successors in interest.

I.	GENERAL PROVISIONS.

A.	Definitions.

1.	“Architectural Control Committee” means Prudential, or any committee which Prudential may appoint by an appropriate instrument recorded with the Santa Clara County Recorder.

2.	“Lot” means each lot shown on the parcel or subdivision map, or maps for Moffett Industrial Park No. 2.

3.	“Site” means a parcel consisting either of a Lot, a portion of a Lot, contiguous Lots, or portions of contiguous Lots.

4.	“Improvements” means all improvements to a Site including, but without limitation, buildings loading areas, trackage, parking areas, pavement, poles, fences, landscaping, signs and structures of any type.

5.	“Building” means the main portion of any building or similar structure and all projections or extensions thereof, including garages, outside platforms and docks.

6.	“Owner” means the person or persons, partnership or corporation in whom title to a Site is vested, as shown by the official records of the Office of the County Recorder of Santa Clara County, “Owner” does not mean mortgagees, trustees and beneficiaries of deeds of trust or holders of any indebtedness secured by a mortgage or deed or trust.

B.	Purposes of Restrictions.

The purpose of these covenants, conditions and restrictions is to insure proper development and use of Moffett Industrial Park No. 2, to protect the Owner of each Site against such improper development and use of other Sites as will depreciate the value of his Site, to prevent the erection of structures of unsuitable on inharmonious design or construction, to secure and maintain sufficient setbacks from streets and between structures, to maintain Common Landscaping (as defined in Article V) and in general to provide for a high quality of improvement of Moffett Industrial Park No. 2 in accordance with a general plan.

II.	REGULATION OF IMPROVEMENTS.

A.	Minimum Setback Lines.

No Improvement shall be constructed upon any Site within fifty (50) feet of the right-of-way line of any public street. No Improvement other than landscaping, paving and fences shall be constructed upon any Site within twenty (20) feet of any other Site. The Architectural Control Committee may approve lesser setback lines if in its opinion a variation would be compatible with the general development of Moffett Industrial Park No. 2.

B.	Ground Coverage.

No more than forty-five per cent (45%) of the surface of any Site shall be covered with a Building or Buildings.

C.	Construction Operations.

Construction of all Improvements shall be expedited so that none shall remain in a partially finished condition any longer than reasonably necessary for the completion thereof.

D.	Excavation.

No excavation shall be made on, and no sand, gravel or soil shall be removed from, any Site, except in connection with the construction of Improvements, and upon completion thereof, exposed openings shall be backfilled, and disturbed ground shall be graded, leveled and paved or landscaped.

E.	Landscaping.

Within ninety (90) days of the occupancy or completion of any Building on a Site, whichever occurs first, such Site shall be landscaped in accordance with plans approved by the Architectural Control Committee. The Owner of the Site shall maintain such landscaping in good order and condition.

F.	Signs.

No billboard or advertising signs shall be permitted on any Site other than those approved by the Architectural Control Committee which identify the name, business and products of the person or firm occupying the Site or offer the Site for sale or lease.

G.	Parking Areas.

Each Site shall have facilities for parking sufficient to serve the business conducted thereon without using adjacent streets thereof, and no use shall be made of any Site which would require parking in excess of the parking spaces on the Site. In any event, the number and size of the parking spaces on each Site shall conform with all ordinances of the City of Sunnyvale applicable with respect thereto. Parking areas shall be laid out and constructed according to plans approved by the Architectural Control Committee and shall be maintained thereafter in good condition. Except with the approval of the Architectural Control Committee no parking shall be permitted within fifty (50) feet of the right-of-way line of any street or between any Building and any street.

H.	Loading Areas.

All vehicle loading and unloading in connection with an Owner’s business shall be conducted upon his Site, and sufficient space shall be provided therefor. Loading Areas shall be screened from view from streets and adjoining properties by a visual barrier not less than six (6) feet in height. Except with the prior written approval of the Architectural Control Committee, loading areas shall not be located between any Building and any street or any closer than seventy-five (75) feet to the right-of-way line of any street.

I.	Storage Areas.

No materials, supplies, equipment or trash containers shall be stored on a Site except inside a Building or behind a visual barrier not less than six (6) feet in height or rising two (2) feet above the stored materials, supplies or equipment, whichever is higher, screening such storage areas from view from streets and adjoining Sites. Except with the prior written approval of the Architectural Control Committee, storage areas shall not be located between any Building and any Street.

J.	Building Regulations.

All Buildings shall be constructed and maintained in accordance with the following standards unless an exception is approved in writting by the Architectural Control Committee:

1.	Exterior walls shall be of masonry, concrete or approved equal material.

2.	Exterior walls shall be painted or otherwise finished in a manner acceptable to the Architectural Control Committee. Exterior walls shall not be repainted or refinished unless and until the Architectural Control Committee shall have approved the color or refinishing materials to be used.

3.	All Buildings shall be maintained in good order and repair and condition. All exterior painted surfaces shall be maintained in first-class condition and shall be repainted at least once every five (5) years.

4.	All electrical, telephone and other utility lines shall be underground and shall not be exposed on the exterior of any Building.

5.	All electrical and mechanical apparatus, equipment, fixtures (other than lighting fixtures) conduit, ducts, vents, flues and pipes located on the exterior of any Building shall be concealed from view and shall be architecturally treated in a manner acceptable to the Architectural Control Committee.

III.	APPROVAL OF PLANS.

No Improvement shall be erected, placed, altered, maintained or permitted to remain on any Site until plans and specifications showing plot layout and all exterior elevations, with materials and colors therefor and structural design, signs and landscaping shall have been submitted to and approved in writing by the Architectural Control Committee. Such plans and specifications shall be submitted in writing over the signature of the Owner of the Site or his authorized agent. Approval shall be based, among other things, on adequacy of Site dimensions; adquacy of structural design; effect of location and use of improvements on neighboring Sites; improvements, operations, and uses; relation of topography, grade, and finished ground elevation of the Site being improved to that of neighboring Sites; proper facing of main elevation with respect to nearby streets; and conformity of the plans and specifications to the purpose and general plan and intent of this Declaration. The Architectural Control Committee shall not arbitrarily or unreasonably withhold its approval of such plans and specifications. If the Architectural Control Committee fails either to approve or disapprove such plans and specifications within thirty (30) days after the same have been submitted to it, it shall be conclusively presumed that the Architectural Control Committee has approved said plans and specifications, subject, however, to the restrictions contained in Articles II and IV hereof.

Neither the Architectural Control Committee nor its successors or assigns shall be liable in damages to anyone submitting plans to them for approval, or to any Owner by reason of mistake in judgment, negligence, or nonfeasance arising out of or in connection with the approval or disapproval or failure to approve any such plans. Every person Who submits plans to the Architectural Control Committee for approval agrees, by submission of such plans, and every Owner agrees, by acquiring title to a Site, that he will not bring any action or suit against the Architectural Control Committee to recover any such damages.

Notwithstanding anything to the contrary contained herein, after the expiration of one (1) year from the date of issuance of a building permit by municipal or other governmental authority for any Improvement, said Improvement shall, in favor of purchasers and encumbrances in good faith and for value, be deemed to be in compliance with all provisions of this Article III, unless actual notice of such noncompliance or noncompletion, executed by the Architectural Control Committee, shall appear of record in the Office of the Recorder of Santa Clara County, California, or unless legal proceedings shall have been instituted to enforce compliance or completion.

IV.	REGULATION OF OPERATIONS AND USES.

A.	Permitted Operations and Uses.

Except as provided in paragraphs B and C below, any industrial use will be permitted on a Site including, but without limitation, manufacturing, processing, storage, wholesale, office, laboratory, professional and research and development. Such retail uses as may be required for the convenience of Owners and their employees shall be permitted and such retail uses may include, but without limitation, restaurants, drug stores, barber and beauty shops, shoe repair shops, cleaners, motels, post offices, banks and automobile service stations. Such municipal, governmental and public utility uses as may be necessary or appropriate shall be permitted.

B.	Prohibited Operations and Uses.

No Site shall be used as a junk yard, stock yard, or slaughter yard or for commercial excavation of building or construction materials, fat rendering or distillation of bones, dumping, disposal, incineration or reduction of garbage, sewage, offal, dead animals or refuse, or the smelting of iron, tin, zinc or other ores or the prospecting or drilling for natural gas, oil or like substances, except with the prior written permission of the Architectural Control Committee, and then only in such manner as will not materially inconvenience other Owners, or materially depreciate the value of adjacent property.

C.	Nuisance.

No noxious or offensive activity shall be carried on nor shall anything be done on any Site which may be or become an annoyance or nuisance to the Owners or occupants of other Sites or which will be offensive by reason of odor, fumes, dust, dirt, fly-ash, smoke, noise, glare or which will be hazardous by reason of danger of fire or explosion.

V.	COMMON LANDSCAPING.

The Owner of each Site shall maintain landscaping existing thereon at the time of purchase (“Common Landscaping”) in a condition that meets the approval of the Architectural Control Committee. In the event that the Owner of any Site does not maintain Common Landscaping in such condition or the landscaping described in Article II E as therein provided, Prudential or its agents shall have the right to maintain such landscaping in such condition. Prudential or its agents shall have the right at any reasonable time to enter into any Site for the purpose of such maintenance and for such other purposes as are reasonably related thereto. Prudential shall use due diligence and reasonable care in repairing, maintaining and installing Common Landscaping to see that such repair, maintenance and installation does not interfere with the Owner’s use of its Site. In the event that Prudential or its agents should undertake any such maintenance on any such Site, the Owner therof shall reimburse Prudential for all of Prudential’s costs incurred in such maintenance. In any legal proceeding brought by Prudential to recover such costs, the Owner shall be obligated to pay for the costs and expenses of such proceeding, including reasonable attorneys’ fees.

IV.	ENFORCEMENT.

A.	Interpretation.

In case of uncertainty as to the meaning of any article, section, subsection, paragraph, sentence, clause, phrase or word of this Declaration the interpretation of Prudential shall be final, conclusive and binding upon all interested parties.

B.	Abatement and Suit.

Violation or breach of any restriction herein contained shall give to Prudential and every Owner the right to enter the property upon or as to which said violation or breach exists and to summarily abate and remove at the expense of the Owner thereof, any structure, thing or condition that may be or exist thereon contrary to the intent and meaning of the provisions hereof, or to prosecute a proceeding at law or in equity against the person or persons who have violated or are attempting to violate any of these restrictions to enjoin or prevent them from doing so, to cause said violation to be remedied or to recover damages for said violation.

In any legal or equitable proceeding for the enforcement of this Declaration the losing party or parties shall pay the attorneys’ fees of the prevailing party or parties, in such amount as may be fixed by the court in such proceedings. All remedies provided herein or at law or in equity shall be cumulative and not exclusive.

C.	Inspection.

Prudential may from time to time at any reasonable hour or hours, enter and inspect any property subject to these restrictions to ascertain compliance therewith.

D.	Failure to Enforce Not a Waiver of Rights.

Except as provided in the last paragraph of Article III hereof, the failure of Prudential or any Owner to enforce any restriction contained herein shall in no event be deemed to be a waiver of the right to do so thereafter nor of the right to enforce any other restriction contained herein.

VII.	EXTINGUISHMENT, CONTINUATION AND MODIFICATION.

This Declaration, every provision hereof and every covenant, condition and restriction contained herein shall continue in full force and effect for a period of forty (40) years from the date hereof; provided, however, that this Declaration, or any provision hereof, or any covenant, condition or restriction contained herein, may be terminated, extended, modified, or amended with the written consent of the Owners of sixty-five per cent (65%) of the land in Moffett Industrial Park No. 2 (exclusive of portions thereof now or hereafter dedicated to public use); provided, further, that so long as Prudential owns at least twenty per cent (20%) of Moffett Industrial Park No. 2, no such termination, extension, modification or amendment shall be effective without the written consent of Prudential. No such termination, extension, modification or amendment shall be effective until a proper instrument in writing has been executed and acknowledged and recorded in the Office of the Recorder of Santa Clara County, California.

VIII.	MOFFETT INDUSTRIAL PARK NO. 2 OWNERS ASSOCIATION.

A.	Membership.

Each Owner shall be a member of the Moffett Industrial Park No. 2 Owners Association, an unincorporated association (hereinafter called the “Association”).

B.	Transfer of Rights and Duties.

The rights and duties of Prudential under this Declaration shall be transferred to any automatically assumed by the Association upon the earliest of the following to occur:

1.	The sale of ninety per cent (90%) of Moffett Industrial Park No. 2 by Prudential to Owners as evidenced by the official records of the Santa Clara County Recorder; or

2.	The recordation by Prudential of an appropriate instrument with the Santa Clara County Recorder transferring the rights and duties of Prudential under this Declaration to the Association.

C.	Organization.

The members of the Association may at any time meet and adopt by-laws or rules of procedure to govern the operation of the Association. Until such by-laws or rules of procedure are adopted, meetings of the Association may be called by any member thereof upon seven (7) days’ written notice to each member setting forth the time and place thereof, provided that notice may be waived in writing at any time by any member or members not so notified; twenty-five per cent (25%) of the members of the Association shall constitute a quorum; and the Association may act by a vote of a majority of its members present at a meeting, duly called, at which a quorum is present or without a meeting by unanimous written consent of its members.

IX.	ASSIGNABILITY OF PRUDENTIAL’S RIGHTS AND DUTIES.

Any and all of the rights, powers and reservations of Prudential herein contained may be assigned to any person, corporation or entity which assumes in writing the duties of Prudential pertaining to the particular rights, powers and reservations assigned, and thereafter to the extent of such assignment, such person, corporation or entity shall have the same rights and powers and be subject to the same obligations and duties as are herein given to and assumed by Prudential.

X.	CONSTRUCTIVE NOTICE AND ACCEPTANCE.

Every Owner is and shall be conclusively deemed to have consented and agreed to every covenant, condition and restriction contained herein, whether or not any reference to this Declaration is contained in the instrument by which such Owner acquired an interest in any portion of Moffett Industrial Park No. 2.

IN WITNESS WHEREOF, Prudential, the declarant herein, has caused its name to be hereunto subscribed as of the day and year first above written.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By	/s/ Terry P. Nover
Terry P. Nover, Assistant Resident Attorney

EXHIBIT “A”

DESCRIPTION

THE LAND REFERRED TO IN THIS REPORT IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SANTA CLARA, CITY OF SUNNYVALE, AND IS DESCRIBED AS FOLLOWS:

ALL THAT CERTAIN REAL PROPERTY IN THE CITY OF SUNNYVALE, COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

ALL OF PARCEL A AS SHOWN UPON THAT CERTAIN MAP ENTITLED, “PARCEL MAP FOR GUY F. ATKINSON COMPANY, BEING A PORTION OF RANCHO PASTORIA DE LOS BORREGAS, CROSSMAN SUB. NO. 2, T. J. MURPHY SUB. NO. 3”, WHICH MAP WAS FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, ON JANUARY 6, 1970 IN BOOK 263 OF MAPS, AT PAGE 20.

Exhibit E

Hazardous Materials Disclosure Certificate

Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord (identified below) to evaluate and finalize a lease agreement with you as Tenant. After a lease agreement is signed by you and the Landlord (the “Lease Agreement”), on an annual basis in accordance with the provisions of Section 27 of the signed Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. The information contained in the initial Hazardous Materials Disclosure Certificate and each annual certificate provided by you thereafter will be maintained in confidentiality by Landlord subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchaser(s) of all or any portion of the property on which the Premises are located, (iii) Landlord to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees, or ordinances, including, without limitation, court orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease Agreement. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

Landlord:	Legacy Partners I Sunnyvale, LLC
c/o Legacy Partners Commercial, Inc.
4000 East Third Avenue, Suite 600
Foster City, California 94404-4805
Attn:
Phone: (650) 571-2200

Name of (Prospective) Tenant:

Mailing Address:

Contact Person, Title and Telephone Number(s):

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s):

Address of (Prospective) Premises:

Length of (Prospective) Initial Term:

1.	General Information:

Describe the initial proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted. Existing Tenants should describe any proposed changes to on-going operations.

2.	Use, Storage and Disposal of Hazardous Materials

2.1	Will any Hazardous Materials be used, generated, stored or disposed of in, on or about the Premises? Existing Tenants should describe any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

Wastes	Yes	☐	No	☐
Chemical Products	Yes	☐	No	☐
Other	Yes	☐	No	☐

If yes, please explain:

2.2	If “Yes” is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws); and the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing Tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year’s certificate.

3.	Storage Tanks and Sumps

3.1	Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing Tenants should describe any such actual or proposed activities.

Yes ☐	No ☐

If yes, please explain:

4.	Waste Management

4.1	Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing Tenants should describe any additional identification numbers issued since the previous certificate.

Yes ☐	No ☐

4.2	Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing Tenants should describe any new reports filed.

Yes ☐	No ☐

If yes, attach a copy of the most recent report filed.

Exhibit E, Page 1

5.	Wastewater Treatment and Discharge

5.1	Will your company discharge wastewater or other wastes to:

             storm drain?                   sewer?

             surface water?                 no wastewater or other wastes discharged.

Existing Tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).

5.2	Will any such wastewater or waste be treated before discharge?

Yes  ☐    No  ☐

If yes, describe the type of treatment proposed to be conducted. Existing Tenants should describe the actual treatment conducted.

6.	Air Discharges

6.1	Do you plan for any air filtration systems or stacks to be used in your company’s operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing Tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

Yes  ☐    No   ☐

If yes, please describe:

6.2	Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing Tenants should specify any such equipment being operated in, on or about the Premises.

             Spray booth(s)                    Incinerator(s)

             Dip tank(s)                          Other (Please describe)

             Drying oven(s)                    No Equipment Requiring Air Permits

If yes, please describe:

7.	Hazardous Materials Disclosures

7.1	Has your company prepared or will it be required to prepare a Hazardous Materials management plan (“Management Plan”) pursuant to Fire Department or other governmental or regulatory agencies’ requirements? Existing Tenants should indicate whether or not a Management Plan is required and has been prepared.

Yes  ☐    No   ☐

If yes, attach a copy of the Management Plan. Existing Tenants should attach a copy of any required updates to the Management Plan.

7.2	Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65? Existing Tenants should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

Yes  ☐    No   ☐

If yes, please explain:

8.	Enforcement Actions and Complaints

8.1	With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing Tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

Yes  ☐    No   ☐

If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing Tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of Section 27 of the signed Lease Agreement.

8.2	Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

Yes  ☐    No   ☐

If yes, describe any such lawsuits and attach copies of the cross-complaint(s), pleadings and all other documents related thereto as requested by Landlord. Existing Tenants should describe and attach a copy of any

Exhibit E, Page 2

new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Section 27 of the signed Lease Agreement.

8.3	Have there been any problems or complaints from adjacent Tenants, owners or other neighbors at your company’s current facility with regard to environmental or health and safety concerns? Existing Tenants should indicate whether or not there have been any such problems or complaints from adjacent Tenants, owners or other neighbors at, about or near the Premises.

Yes ☐	No ☐

If yes, please describe. Existing Tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement.

9.	Permits and Licenses

9.1	Attach copies of all Hazardous Materials permits and licenses including a Transporter Permit number issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing Tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

The undersigned hereby acknowledges and agrees that (A) this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit; (B) that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of Section 27 of the Lease Agreement; and (C) that Tenant shall have and retain full and complete responsibility and liability with respect to any of the Hazardous Materials disclosed in the HazMat Certificate notwithstanding Landlord’s/Tenant’s receipt and/or approval of such certificate. Tenant further agrees that none of the following described acts or events shall be construed or otherwise interpreted as either (a) excusing, diminishing or otherwise limiting Tenant from the requirement to fully and faithfully perform its obligations under the Lease with respect to Hazardous Materials, including, without limitation, Tenant’s indemnification of the Indemnitees and compliance with all Environmental Laws, or (b) imposing upon Landlord, directly or indirectly, any duty or liability with respect to any such Hazardous Materials, including, without limitation, any duty on Landlord to investigate or otherwise verify the accuracy of the representations and statements made therein or to ensure that Tenant is in compliance with all Environmental Laws; (i) the delivery of such certificate to Landlord and/or Landlord’s acceptance of such certificate, (ii) Landlord’s review and approval of such certificate, (iii) Landlord’s failure to obtain such certificate from Tenant at any time, or (iv) Landlord’s actual or constructive knowledge of the types and quantities of Hazardous Materials being used, stored, generated, disposed of or transported on or about the Premises by Tenant or Tenant’s Representatives. Notwithstanding the foregoing or anything to the contrary contained herein, the undersigned acknowledges and agrees that Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement.

I (print name)                                         , acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.

(Prospective) Tenant:

By:
Title:
Date:

Exhibit E, Page 3

Exhibit F

Change of Commencement Date—Example

This First Amendment to Lease Agreement (the “Amendment”) is made and entered into to be effective as of                      by and between Legacy Partners I Sunnyvale, LLC, a Delaware limited liability company (“Landlord”), and Infinera Corporation, a Delaware corporation (“Tenant”), with reference to the following facts:

Recitals

A. Landlord and Tenant have entered into that certain Lease Agreement dated for reference purposes as of December 20, 2005 (the “Lease”), for the leasing of certain premises containing approximately 56,720 rentable square feet of space located at 1320—1322 Bordeaux Drive, Sunnyvale, California (the “Premises”) as such Premises are more fully described in the Lease.

B. Landlord and Tenant wish to amend the Commencement Date of the Lease.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1. Recitals: Landlord and Tenant agree that the above recitals are true and correct.

2. The Commencement Date of the Lease shall be                     .

3. The last day of the Term of the Lease (the “Expiration Date”) shall be                     .

4. The dates on which the Base Rent will be adjusted are:

for the period                      to                      the monthly Base Rent shall be $             ;

for the period                      to                      the monthly Base Rent shall be $             ; and

for the period                      to                      the monthly Base Rent shall be $             .

5. Effect of Amendment: Except as modified herein, the terms and conditions of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Amendment, the terms and conditions of this Amendment shall prevail.

6. Definitions: Unless otherwise defined in this Amendment, all terms not defined in this Amendment shall have the meaning set forth in the Lease.

7. Authority: Subject to the provisions of the Lease, this Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party’s behalf is authorized to do so and to bind such party to the terms of this Amendment.

8. The terms and provisions of the Lease are hereby incorporated in this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

LANDLORD:

LEGACY PARTNERS I SUNNYVALE, LLC, a Delaware limited liability company

By:	LEGACY PARTNERS COMMERCIAL, L.P.,
a California limited partnership, as Property Manager and Agent for Landlord

	By:	LEGACY PARTNERS COMMERCIAL, INC.,
General Partner

By:
Debra Smith
		Its:	Executive Vice President

Date:                     , 200

TENANT:

Infinera Corporation, a Delaware corporation

By:
Name:
Title:

By:
Name:
Title:

Exhibit F, Page 1

First Amendment to Lease Agreement

Change of Commencement Date

This First Amendment to Lease Agreement (the “Amendment”) is made and entered into to be effective as of February 2, 2006, by and between LEGACY PARTNERS I SUNNYVALE, LLC, a delaware limited liability company (“landlord”), and INFINERA CORPORATION, a Delaware corporation (“Tenant”), with reference to the following facts:

Recitals

A. Landlord and Tenant have entered into that certain Lease Agreement dated December 20, 2005 (the “Lease”), for the leasing of certain premises containing approximately 56,720 rentable square feet of space located at 1320-1322 Bordeaux Drive, Sunnyvale, California (the “Premises”) as such Premises are more fully described in the Lease.

B. Landlord and Tenant wish to establish the Commencement Date of the Lease.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1. Recitals: Landlord and Tenant agree that the above recitals are true and correct.

2. The Commencement Date of the Lease shall be January 24, 2006.

3. The last day of the Term of the Lease (the “Expiration Date”) shall be January 23, 2013.

4. The dates on which the Base Rent will be adjusted are:

for the period 1/24/06 to 7/23/06 the monthly Base Rent shall be $2,268.80;

for the period 7/24/06 to 1/23/07 the monthly Base Rent shall be $30,628.80;

for the period 1/24/07 to 1/23/08 the monthly Base Rent shall be $51,615.20;

for the period 1/24/08 to 1/23/09 the monthly Base Rent shall be $73,168.80;

for the period 1/24/09 to 1/23/10 the monthly Base Rent shall be $75,437.60;

for the period 1/24/10 to 1/23/11 the monthly Base Rent shall be $77,706.40;

for the period 1/24/11 to 1/23/12 the monthly Base Rent shall be $79,975.20; and

for the period 1/24/12 to 1/23/13 the monthly Base Rent shall be $82,244.00.

5. Effect of Amendment: Except as modified herein, the terms and conditions of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Amendment, the terms and conditions of this Amendment shall prevail.

6. Definitions: Unless otherwise defined in this Amendment, all terms not defined in this Amendment shall have the meaning set forth in the Lease.

7. Authority: Subject to the provisions of the Lease, this Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party’s behalf is authorized to do so and to bind such party to the terms of this Amendment.

8. The terms and provisions of the Lease are hereby incorporated in this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

LANDLORD:				TENANT:

LEGACY PARTNERS I SUNNYVALE, LLC,				Infinera Corporation,
a Delaware limited liability company, Owner				a Delaware corporation

By:	LEGACY PARTNERS COMMERCIAL, L.P.,			By:	/s/ Jagdeep Singh
	a California limited partnership,			Name:	Jagdeep Singh
	as Property Manager and Agent for Owner			Its:	President

	By:	LEGACY PARTNERS COMMERCIAL, INC.,		Date:	February 7, 2006
General Partner

		By:	/s/ Debra Smith	By:	/s/ Michael O. McCarthy
			Debra Smith	Name:	Michael O. McCarthy
		Its:	Executive Vice President	Its:	VP and General Counsel

Date:	February 13, 2006			Date:	February 3, 2006

If Tenant is a CORPORATION, the authorized officers must sign on behalf of the corporation and indicate the capacity in which they are signing. This Lease must be executed by the president or vice-president and the secretary or assistant secretary, unless the bylaws or a resolution of the board of directors shall otherwise provide, in which event, the bylaws or a certified copy of the resolution, as the case may be, must be attached to this Lease.

1